UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

CORE PLUS BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole as estimated by the Fund’s subadviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser.

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Western Asset Core Plus Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the period of 2.62% occurred on January 18, 2019. The yield for the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 8.72% for the twelve months ended December 31, 2019. Comparatively, riskier fixed income securities, including high-yield bonds, produced even better results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 14.32%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 14.42% for the twelve months ended December 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We tactically managed the Fund’s duration. We started the period long U.S. duration and trimmed duration to get flat or slightly short versus the Bloomberg Barclays U.S. Aggregate Index, the Fund’s benchmark, in August 2019, when the yield on the ten-year U.S. Treasury fell sharply. As yields rose during the rest of the year, we extended the Fund duration and ended the period longer than that of the Bloomberg Barclays U.S. Aggregate Index. We added long-dated Treasury Inflation-Protected Securities (“TIPS”)vii throughout the period to take advantage of attractive real yields and low breakeven inflation rates. We increased the Fund’s allocation to agency mortgage-backed securities during the second half of the period, as their spreads widened and underperformed U.S. Treasuries. We also adjusted the Fund’s allocations to investment-grade and high-yield corporate bonds. We significantly added to the Fund’s allocations in December 2018 — prior to the beginning of the reporting period — after material spread widening. We then trimmed the Fund’s exposures throughout 2019 as their spreads tightened. Elsewhere, we increased the Fund’s allocation to bank loans in the latter part of the period for more defensive carry (yield) as we reduce the Fund’s high-yield corporate bond exposure. Finally, we tactically adjusted currency positions throughout the year, but primarily maintained the Fund’s key long exposures in the Mexican peso, Brazilian real, Russian ruble, Indian rupee, Indonesian rupiah, Canadian dollar and the British pound. We also maintained the Fund’s short positions in the euro, Chinese yuan and Philippine peso.

The Fund used U.S. Treasury futures, options and interest rate swaps, Eurodollar futures and options and interest rate swaps, and futures on non-U.S. rates to manage its duration and yield curveviii exposure. The use of these instruments in total contributed to results. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, also contributed to performance. Finally, the use of currency forwards to hedge the Fund’s non-U.S. dollar currency exposure was positive for returns.

2	Western Asset Core Plus Bond Fund 2019 Annual Report

Performance review

For the twelve months ended December 31, 2019, Class I shares of Western Asset Core Plus Bond Fund returned 12.29%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 8.72% for the same period. The Lipper Core Plus Bond Funds Category Averageix returned 9.30% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	3.57%	11.88%
Class C	3.20%	11.10%
Class C1	3.43%	11.50%
Class FI	3.57%	11.87%
Class R	3.41%	11.56%
Class I	3.76%	12.29%
Class IS	3.77%	12.33%
Bloomberg Barclays U.S. Aggregate Index	2.45%	8.72%
Lipper Core Plus Bond Funds Category Average	2.32%	9.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2019 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.18%, 1.54%, 2.01%, 2.27%, 1.95%, 2.64% and 2.67%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class FI and Class I shares would have been 2.15%, 2.25%, and 2.54%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.84%, 1.52%, 1.19%, 0.83%, 1.12%, 0.52% and 0.42%, respectively.

Western Asset Core Plus Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was duration positioning. Being long U.S. duration overall was a positive for results as rates moved lower across the yield curve. A long duration position in U.S. dollar-denominated emerging markets, sovereigns and corporates was rewarded as their yields also declined. These positives were modestly offset by having short German bund duration given their declining yields.

An overweight to investment-grade corporate bonds and an allocation to high-yield corporate bonds was beneficial. Their spreads narrowed during the reporting period given generally strong demand, as investors looked to generate incremental yield in the low interest rate environment.

The Fund’s developed non-U.S. dollar positioning was additive for returns, driven by long exposures to the Canadian dollar and British pound, coupled with a short exposure to the euro.

The Fund’s emerging market exposures contributed to results. In particular, allocations to emerging market sovereigns and corporates were rewarded, as their spreads narrowed. The Fund’s local currency exposure was also beneficial, led by long positions in the Russian ruble, Mexican peso and Indonesian rupiah, as they all strengthened versus the U.S. dollar.

Finally, the Fund’s structured product exposure, including non-agency residential mortgage-backed securities (“NARMBS”) and commercial mortgage-backed securities (“CMBS”) contributed to results during the reporting period.

4	Western Asset Core Plus Bond Fund 2019 Annual Report

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. That said, yield curve positioning detracted from returns, as the curve steepened during the period as a whole. Elsewhere, an allocation to TIPS was a small negative for performance, as breakeven inflation rates declined during the reporting period. There were no other meaningful detractors from returns during the period.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 99 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Mortgage-Backed Securities (30.2%), Corporate Bonds & Notes (26.1%), U.S. Government & Agency Obligations (14.6%), Collateralized Mortgage Obligations (8.6%) and Sovereign Bonds (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]i

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 311 funds for the six-month period and among the 307 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

6	Western Asset Core Plus Bond Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Amount represents less than 0.1%.

Western Asset Core Plus Bond Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.57%	$1,000.00	$1,035.70	0.82%	$4.21	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	3.20	1,000.00	1,032.00	1.52	7.79	Class C	5.00	1,000.00	1,017.54	1.52	7.73
Class C1	3.43	1,000.00	1,034.30	1.11	5.69	Class C1	5.00	1,000.00	1,019.61	1.11	5.65
Class FI	3.57	1,000.00	1,035.70	0.81	4.16	Class FI	5.00	1,000.00	1,021.12	0.81	4.13
Class R	3.41	1,000.00	1,034.10	1.13	5.79	Class R	5.00	1,000.00	1,019.51	1.13	5.75
Class I	3.76	1,000.00	1,037.60	0.45	2.31	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	3.77	1,000.00	1,037.70	0.42	2.16	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

8	Western Asset Core Plus Bond Fund 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus Bond Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	11.88%	11.10%	11.50%	11.87%	11.56%	12.29%	12.33%
Five Years Ended 12/31/19	4.25	3.54	3.89	4.27	3.97	4.66	4.67
Ten Years Ended 12/31/19	N/A	N/A	N/A	5.33	N/A	5.66	5.69
Inception* through 12/31/19	4.17	3.44	3.43	—	3.84	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	7.10%	10.10%	10.50%	11.87%	11.56%	12.29%	12.33%
Five Years Ended 12/31/19	3.34	3.54	3.89	4.27	3.97	4.66	4.67
Ten Years Ended 12/31/19	N/A	N/A	N/A	5.33	N/A	5.66	5.69
Inception* through 12/31/19	3.58	3.44	3.43	—	3.84	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/19)	36.76%
Class C (Inception date of 4/30/12 through 12/31/19)	29.62
Class C1 (Inception date of 10/4/12 through 12/31/19)	27.66
Class FI (12/31/09 through 12/31/19)	68.06
Class R (Inception date of 4/30/12 through 12/31/19)	33.48
Class I (12/31/09 through 12/31/19)	73.37
Class IS (12/31/09 through 12/31/19)	73.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

10	Western Asset Core Plus Bond Fund 2019 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2019 Annual Report	11

Schedule of investments

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 31.0%
FHLMC — 9.4%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/1/25-6/1/49	474,151,596	$494,259,039
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	12/1/32-1/1/50	847,914,905	864,617,466
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-1/1/49	39,563,271	42,297,783
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	3,310,306	3,716,485
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	3/1/43-11/1/49	622,819,395	645,740,258
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/48	47,461,265	50,034,135
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	10/1/49-12/1/49	84,440,939	83,554,806
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/49-12/1/49	37,409,767	38,666,714	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/1/49	31,604,791	32,955,447	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	1/1/50	102,943,703	105,085,391	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	7/1/20-11/1/35	8,633	9,369
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	6/1/23-11/1/48	32,512,940	35,118,096
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	7/1/23-9/1/47	37,589,755	39,973,647
Federal Home Loan Mortgage Corp. (FHLMC) Gold	2.500%	6/1/27	1,985,410	2,013,685
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	7/1/29-9/1/39	2,458,705	2,782,453
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32-3/1/39	668,053	766,180
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	8/1/33-1/1/49	84,470,214	87,995,186
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.000%	8/1/36-11/1/36	15,858	18,175
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38-3/1/49	255,022,554	261,947,603
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	10/1/42-5/1/48	112,729,279	119,255,906

See Notes to Financial Statements.

12	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Total FHLMC				2,910,807,824
FNMA — 15.4%
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	1	$1
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-9/1/57	308,196,705	331,682,617
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-2/1/41	22,279,855	25,532,376
Federal National Mortgage Association (FNMA)	2.810%	4/1/25-8/1/31	12,770,000	13,082,737
Federal National Mortgage Association (FNMA)	2.950%	7/1/27	21,420,000	22,311,372
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-12/1/49	96,649,915	95,813,451
Federal National Mortgage Association (FNMA)	3.640%	11/1/28	9,600,000	10,369,250
Federal National Mortgage Association (FNMA)	3.070%	1/1/29	4,760,000	5,000,940
Federal National Mortgage Association (FNMA)	3.530%	1/1/29	7,300,000	7,869,088
Federal National Mortgage Association (FNMA)	3.790%	1/1/29	4,775,000	5,229,172
Federal National Mortgage Association (FNMA)	6.500%	2/1/29-5/1/40	10,566,560	11,971,250
Federal National Mortgage Association (FNMA)	3.300%	4/1/29	3,575,000	3,802,206
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	7,111,284	7,499,573
Federal National Mortgage Association (FNMA)	3.190%	5/1/29	3,567,154	3,767,789
Federal National Mortgage Association (FNMA)	3.240%	5/1/29	17,183,000	18,246,139
Federal National Mortgage Association (FNMA)	3.260%	5/1/29	5,040,000	5,357,147
Federal National Mortgage Association (FNMA)	3.350%	5/1/29	2,640,000	2,817,235
Federal National Mortgage Association (FNMA)	3.040%	6/1/29	5,250,000	5,528,470
Federal National Mortgage Association (FNMA)	2.740%	8/1/29	9,800,000	10,068,556

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	3,365,514	$3,851,756
Federal National Mortgage Association (FNMA)	2.520%	10/1/29	2,840,000	2,866,717
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	2,021	2,332
Federal National Mortgage Association (FNMA)	3.310%	5/1/31	3,799,000	4,052,570
Federal National Mortgage Association (FNMA)	2.870%	7/1/31	3,421,000	3,520,736
Federal National Mortgage Association (FNMA)	2.765%	8/1/31	21,600,000	22,005,064
Federal National Mortgage Association (FNMA)	2.770%	8/1/31	15,800,000	16,104,205
Federal National Mortgage Association (FNMA)	2.840%	8/1/31	8,615,000	8,841,260
Federal National Mortgage Association (FNMA)	2.850%	8/1/31	12,180,000	12,510,826
Federal National Mortgage Association (FNMA)	2.670%	9/1/31-10/1/31	2,800,000	2,833,160
Federal National Mortgage Association (FNMA)	2.400%	10/1/31	5,077,000	4,989,298
Federal National Mortgage Association (FNMA)	3.000%	7/1/32-1/1/50	1,139,449,231	1,164,257,023
Federal National Mortgage Association (FNMA)	3.500%	7/1/32-3/1/57	1,422,755,683	1,478,228,276
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-8/1/49	130,955,941	142,543,846
Federal National Mortgage Association (FNMA)	4.000%	5/1/34-6/1/57	496,300,536	528,179,622
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-9/1/56	31,444,227	34,423,187
Federal National Mortgage Association (FNMA)	4.000%	11/1/48	126,661,645	131,811,845	(a)
Federal National Mortgage Association (FNMA)	3.000%	9/1/49-1/1/50	149,026,104	152,190,397	(a)
Federal National Mortgage Association (FNMA)	3.500%	10/1/49-12/1/49	38,414,361	39,955,725	(a)
Federal National Mortgage Association (FNMA)	3.000%	1/1/50	424,727,000	430,799,271	(b)

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	1/1/50	4,100,000	$4,218,035	(b)
Federal National Mortgage Association (FNMA) (Federal Reserve US 12 mo. Cumulative Average 1 Year CMT + 1.956%)	4.288%	11/1/35	27,154	28,179	(c)
Total FNMA				4,774,162,699
GNMA — 6.2%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	21,353	22,691
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	50,200	55,590
Government National Mortgage Association (GNMA)	6.500%	4/15/28-1/15/39	2,407,947	2,701,122
Government National Mortgage Association (GNMA)	6.000%	1/15/29-2/15/37	6,491,299	7,286,623
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	10,025	10,226
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	5,526,302	6,191,256
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	43,475,411	44,860,757
Government National Mortgage Association (GNMA)	4.000%	4/15/47-4/15/48	27,776,375	30,417,992
Government National Mortgage Association (GNMA)	3.500%	6/15/48	7,566,077	7,950,247
Government National Mortgage Association (GNMA) II	5.000%	4/20/35-1/20/49	64,221,573	68,263,387
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	1,549,762	1,774,816
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	3,810,484	4,349,883
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-4/20/49	289,955,955	305,253,202
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	319,248,021	330,365,403
Government National Mortgage Association (GNMA) II	4.000%	3/20/45-11/20/49	269,518,297	281,569,244
Government National Mortgage Association (GNMA) II	3.000%	1/20/47-12/20/49	200,586,483	206,258,060

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	2.500%	8/20/49-11/20/49	20,446,953	$20,213,648
Government National Mortgage Association (GNMA) II	2.500%	1/1/50	236,400,000	237,425,014	(b)
Government National Mortgage Association (GNMA) II	3.000%	1/1/50	338,900,000	348,206,509	(b)
Total GNMA				1,903,175,670
Total Mortgage-Backed Securities (Cost — $9,456,539,626)				9,588,146,193
Corporate Bonds & Notes — 26.8%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.8%
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,507,689
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,567,234
AT&T Inc., Senior Notes	3.400%	5/15/25	31,645,000	33,165,834
AT&T Inc., Senior Notes	6.250%	3/29/41	970,000	1,267,271
AT&T Inc., Senior Notes	4.350%	6/15/45	25,026,000	27,064,632
Qwest Corp., Debentures	6.875%	9/15/33	4,760,000	4,788,560
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,794,000	6,242,977	(d)
Telefonica Emisiones SA, Senior Notes	5.134%	4/27/20	4,485,000	4,527,749
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	6,160,000	7,322,714
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	11,960,000	13,717,812
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	710,000	731,360	(d)
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	6,660,000	7,066,932
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	27,705,000	29,366,796
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	5,622,000	5,714,348
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	5,755,000	6,394,647
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	27,937,000	31,733,310
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	4,900,000	5,409,749
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	18,345,000	21,432,211

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	2,200,000	$2,554,123
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	1,140,000	1,293,105
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	11,010,000	13,846,899
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	3,010,000	3,259,149
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	1,390,000	1,573,630
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	7,218,000	8,973,423
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	1,455,000	1,978,399
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	5,339,000	6,416,421
Total Diversified Telecommunication Services				249,916,974
Entertainment — 0.0%
Netflix Inc., Senior Notes	5.375%	2/1/21	2,675,000	2,764,612
Viacom Inc., Senior Notes	4.250%	9/1/23	2,512,000	2,676,958
Viacom Inc., Senior Notes	3.875%	4/1/24	1,720,000	1,822,546
Total Entertainment				7,264,116
Media — 1.4%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	29,345,000	31,560,254	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	880,000	891,466
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	7,837,000	8,282,533	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	5,450,000	5,728,876	(d)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	9,780,000	9,843,248
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	10,537,000	11,611,563

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	38,710,000	$41,301,953
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	19,860,000	22,552,482
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	15,910,000	18,182,960
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	6,620,000	8,218,785
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	450,000	526,385
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	2,608,000	3,420,585
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	3,808,702
Comcast Corp., Senior Notes	3.375%	8/15/25	3,940,000	4,185,107
Comcast Corp., Senior Notes	3.950%	10/15/25	23,330,000	25,481,360
Comcast Corp., Senior Notes	3.150%	3/1/26	2,900,000	3,042,658
Comcast Corp., Senior Notes	4.150%	10/15/28	55,830,000	62,934,096
Comcast Corp., Senior Notes	4.250%	10/15/30	14,475,000	16,570,984
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,983,655
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	278,884
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	79,069
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	3,194,819
Comcast Corp., Senior Notes	3.900%	3/1/38	8,310,000	9,221,737
Comcast Corp., Senior Notes	3.969%	11/1/47	221,000	243,858
Comcast Corp., Senior Notes	4.700%	10/15/48	1,050,000	1,298,370
Comcast Corp., Senior Notes	3.999%	11/1/49	2,626,000	2,916,759
DISH DBS Corp., Senior Notes	5.875%	11/15/24	21,394,000	21,906,600
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,240,000	3,438,418

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Fox Corp., Senior Notes	4.709%	1/25/29	2,110,000	$2,408,058	(d)
Fox Corp., Senior Notes	5.476%	1/25/39	13,410,000	16,435,756	(d)
Fox Corp., Senior Notes	5.576%	1/25/49	430,000	548,556	(d)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	11,230,000	11,584,889
Prosus NV, Senior Notes	4.850%	7/6/27	18,070,000	19,747,059	(d)
Time Warner Cable LLC, Senior Secured Notes	5.000%	2/1/20	2,460,000	2,464,656
Time Warner Cable LLC, Senior Secured Notes	4.125%	2/15/21	8,351,000	8,487,688
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	8,925,000	11,658,843
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	3,295,000	4,170,352
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	8,447,000	9,713,316
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	2,060,000	2,891,438
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	200,000	210,464	(d)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	2,820,000	2,990,892	(d)
Walt Disney Co., Senior Notes	4.500%	2/15/21	8,000	8,246
Walt Disney Co., Senior Notes	6.200%	12/15/34	260,000	365,616
Walt Disney Co., Senior Notes	6.650%	11/15/37	5,240,000	7,803,296
Total Media				424,195,291
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,064,000	1,070,663
CSC Holdings LLC, Secured Notes	5.375%	7/15/23	400,000	410,834	(d)
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	3,050,000	3,096,641	(d)
Sprint Corp., Senior Notes	7.250%	9/15/21	9,155,000	9,698,075
Sprint Corp., Senior Notes	7.875%	9/15/23	2,900,000	3,205,703
Sprint Corp., Senior Notes	7.625%	2/15/25	5,365,000	5,900,695
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	2,012,500	2,032,927	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	1,690,000	$1,794,603	(d)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	23,910,000	26,532,057
Total Wireless Telecommunication Services				53,742,198
Total Communication Services				735,118,579
Consumer Discretionary — 1.0%
Auto Components — 0.0%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	315,000	320,217
Automobiles — 0.2%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	1,590,000	1,587,055	(d)
Daimler Finance North America LLC, Senior Notes	2.450%	5/18/20	2,260,000	2,263,148	(d)
Ford Motor Co., Senior Notes	4.750%	1/15/43	4,330,000	3,857,103
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	1,020,000	1,021,916
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	3,750,000	3,771,817
Ford Motor Credit Co. LLC, Senior Notes	5.750%	2/1/21	2,940,000	3,035,593
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	12,560,000	13,152,674
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	1,190,000	1,197,327
General Motors Co., Senior Notes	5.150%	4/1/38	2,050,000	2,100,659
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	4,095,771
General Motors Co., Senior Notes	5.950%	4/1/49	8,120,000	9,016,237
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	3,110,000	3,117,928
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,783,024
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	7,930,000	8,112,678
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	969,654
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	2,340,000	2,462,016
Total Automobiles				63,544,600

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	8,450,000	$9,199,972	(d)
Service Corp. International, Senior Notes	7.500%	4/1/27	3,592,000	4,392,468
Total Diversified Consumer Services				13,592,440
Hotels, Restaurants & Leisure — 0.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	6,388,000	6,561,019	(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	320,000	352,029
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	1,996,000	2,210,071
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	3,130,000	3,303,238
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	605,000	623,401
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	4,930,000	5,247,245
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	39,770,000	40,990,345
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,820,000	11,683,850
McDonald’s Corp., Senior Notes	3.500%	3/1/27	9,650,000	10,317,994
McDonald’s Corp., Senior Notes	3.800%	4/1/28	4,300,000	4,706,454
Sands China Ltd., Senior Notes	4.600%	8/8/23	18,048,000	19,083,233
Sands China Ltd., Senior Notes	5.125%	8/8/25	17,040,000	18,748,345
Sands China Ltd., Senior Notes	5.400%	8/8/28	6,900,000	7,803,745
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	9,225,000	9,680,254	(d)
Total Hotels, Restaurants & Leisure				141,311,223
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	5,640,000	5,976,059
Lennar Corp., Senior Notes	4.750%	5/30/25	1,350,000	1,454,065
Lennar Corp., Senior Notes	5.000%	6/15/27	820,000	892,035
Lennar Corp., Senior Notes	4.750%	11/29/27	8,000,000	8,634,800
Newell Brands Inc., Senior Notes	3.850%	4/1/23	2,188,000	2,275,112

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Newell Brands Inc., Senior Notes	4.200%	4/1/26	150,000	$156,537
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	4,740,000	4,967,117
Total Household Durables				24,355,725
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	15,280,000	16,206,835
Amazon.com Inc., Senior Notes	3.875%	8/22/37	6,800,000	7,740,176
Amazon.com Inc., Senior Notes	4.950%	12/5/44	10,095,000	13,245,090
Amazon.com Inc., Senior Notes	4.050%	8/22/47	8,290,000	9,770,434
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	469,366
Total Internet & Direct Marketing Retail				47,431,901
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,177,000	1,243,695	(d)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	4,810,000	5,101,486	(d)
Total Textiles, Apparel & Luxury Goods				6,345,181
Total Consumer Discretionary				296,901,287
Consumer Staples — 1.9%
Beverages — 0.7%
Anheuser-Busch Cos. LLC/ Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	37,240,000	39,749,088
Anheuser-Busch Cos. LLC/ Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	22,020,000	26,158,880
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	17,698,000	18,346,456
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	5,049,000	5,140,962
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	15,450,000	16,291,861
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	13,410,000	14,624,054
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	9,240,000	10,177,207
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	30,630,000	35,532,686
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	1,500,000	1,951,788
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,395,000	1,483,693

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	6,830,000	$7,151,591	(d)
Diageo Capital PLC, Senior Notes	4.828%	7/15/20	620,000	629,460
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,889,717
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,408,926
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	3,245,000	3,288,020
Molson Coors Brewing Co., Senior Notes	4.200%	7/15/46	3,390,000	3,389,653
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	5,678,596
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	10,485,000	10,972,416	(d)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	2,610,000	3,229,612	(d)
Total Beverages				221,094,666
Food & Staples Retailing — 0.1%
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	3,177,949	3,509,263
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	2,075,200	2,432,530
CVS Pass-Through Trust, Senior Secured Trust	5.298%	1/11/27	257,638	275,481	(d)
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	8,617,162	9,632,327
Walmart Inc., Senior Notes	3.700%	6/26/28	25,130,000	27,709,829
Total Food & Staples Retailing				43,559,430
Food Products — 0.3%
Danone SA, Senior Notes	2.077%	11/2/21	15,860,000	15,880,593	(d)
Danone SA, Senior Notes	2.589%	11/2/23	20,650,000	20,990,232	(d)
Danone SA, Senior Notes	2.947%	11/2/26	6,540,000	6,686,798	(d)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	2,024,000	2,079,639	(d)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	4,916,000	5,209,423
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	4,593,000	4,598,198
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	1,661,000	1,848,348
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	30,000	31,900	(d)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	6,470,000	6,870,170	(d)
Mars Inc., Senior Notes	2.700%	4/1/25	9,380,000	9,605,298	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Mars Inc., Senior Notes	3.200%	4/1/30	4,880,000	$5,173,453	(d)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	690,000	696,810	(d)
Total Food Products				79,670,862
Household Products — 0.0%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	6,450,000	6,748,377
Spectrum Brands Inc., Senior Notes	5.000%	10/1/29	950,000	983,580	(d)
Total Household Products				7,731,957
Tobacco — 0.8%
Altria Group Inc., Senior Notes	4.750%	5/5/21	11,110,000	11,516,699
Altria Group Inc., Senior Notes	3.490%	2/14/22	5,980,000	6,156,657
Altria Group Inc., Senior Notes	2.850%	8/9/22	5,100,000	5,200,178
Altria Group Inc., Senior Notes	3.800%	2/14/24	6,610,000	6,965,064
Altria Group Inc., Senior Notes	4.400%	2/14/26	32,230,000	35,064,511
Altria Group Inc., Senior Notes	4.800%	2/14/29	29,040,000	32,395,874
Altria Group Inc., Senior Notes	5.800%	2/14/39	15,190,000	17,902,259
Altria Group Inc., Senior Notes	5.950%	2/14/49	12,010,000	14,582,551
Altria Group Inc., Senior Notes	6.200%	2/14/59	4,650,000	5,549,012
BAT Capital Corp., Senior Notes	3.557%	8/15/27	15,851,000	16,198,386
BAT Capital Corp., Senior Notes	4.540%	8/15/47	43,950,000	44,280,622
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,695,606
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,255,377
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	14,810,000	15,034,054
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	3,085,000	3,512,761
Reynolds American Inc., Senior Notes	3.250%	6/12/20	3,842,000	3,859,801
Reynolds American Inc., Senior Notes	5.850%	8/15/45	7,579,000	8,711,684
Total Tobacco				243,881,096
Total Consumer Staples				595,938,011
Energy — 4.1%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	13,380,000	14,284,150
Halliburton Co., Senior Notes	4.850%	11/15/35	5,090,000	5,767,782
Halliburton Co., Senior Notes	5.000%	11/15/45	8,510,000	9,742,710
Total Energy Equipment & Services				29,794,642

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Corp., Senior Notes	5.375%	11/1/21	6,524,000	$6,223,945
Apache Corp., Senior Notes	3.250%	4/15/22	2,526,000	2,574,670
Apache Corp., Senior Notes	4.375%	10/15/28	7,630,000	7,987,425
Apache Corp., Senior Notes	4.250%	1/15/30	3,200,000	3,325,739
Apache Corp., Senior Notes	6.000%	1/15/37	1,006,000	1,123,662
Apache Corp., Senior Notes	5.100%	9/1/40	15,199,000	15,503,337
Apache Corp., Senior Notes	4.750%	4/15/43	5,980,000	5,789,239
Apache Corp., Senior Notes	4.250%	1/15/44	18,548,000	17,136,388
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	5,520,000	5,419,426	(d)
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	14,330,000	14,940,122
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	4,790,000	5,009,377
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	7,160,000	7,672,393
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	17,380,000	18,532,361
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	526,083
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,703,680
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	2,390,000	2,547,139
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	21,110,000	22,491,366
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	4,760,000	4,778,003	(d)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	9,100,000	9,206,906	(d)
Chevron Corp., Senior Notes	2.954%	5/16/26	4,000	4,184
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	23,726,000	24,633,913
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	3,710,000	3,938,746
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	35,600,000	37,232,413
Concho Resources Inc., Senior Notes	4.375%	1/15/25	6,173,000	6,381,521
Concho Resources Inc., Senior Notes	3.750%	10/1/27	3,110,000	3,273,901

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Concho Resources Inc., Senior Notes	4.300%	8/15/28	14,608,000	$15,941,575
Conoco Funding Co., Senior Notes	7.250%	10/15/31	810,000	1,157,603
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	13,182
ConocoPhillips, Senior Notes	6.500%	2/1/39	40,000	58,374
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	943,083
Continental Resources Inc., Senior Notes	4.500%	4/15/23	9,830,000	10,278,099
Continental Resources Inc., Senior Notes	3.800%	6/1/24	4,270,000	4,420,647
Continental Resources Inc., Senior Notes	4.375%	1/15/28	20,059,000	21,365,600
Continental Resources Inc., Senior Notes	4.900%	6/1/44	3,060,000	3,256,930
Devon Energy Corp., Senior Notes	5.850%	12/15/25	12,076,000	14,329,987
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,920,000	12,083,732
Devon Energy Corp., Senior Notes	4.750%	5/15/42	410,000	460,823
Devon Energy Corp., Senior Notes	5.000%	6/15/45	24,090,000	28,000,544
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	4,420,000	4,641,132
Ecopetrol SA, Senior Notes	5.875%	5/28/45	27,530,000	32,545,553
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	3,015,000	3,306,576
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	1,330,000	1,607,292
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	6,137,705
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	540,677
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	26,093,000	28,906,424
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	8,180,000	8,434,252
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	1,030,000	1,496,143
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	970,000	1,124,029

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	1,680,000	$1,976,522
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	3,370,000	3,633,173
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,682,000	6,250,346
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	11,540,000	12,116,419
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	22,720,000	26,712,241
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	2,050,000	2,381,795	(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	7,310,000	9,431,654	(d)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	4,510,000	4,568,493
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	1,497,000	2,007,111
Kinder Morgan Energy Partners LP, Senior Notes	6.550%	9/15/40	1,450,000	1,847,837
Kinder Morgan Energy Partners LP, Senior Notes	6.375%	3/1/41	1,720,000	2,163,513
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	1,260,000	1,469,409
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	2,820,000	3,061,863
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	3,276,000	4,520,917
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	7,860,000	9,367,568
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	5,330,000	5,990,246
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	6,980,000	8,117,506
MPLX LP, Senior Notes	4.875%	12/1/24	9,800,000	10,660,741
MPLX LP, Senior Notes	4.875%	6/1/25	7,870,000	8,603,623
MPLX LP, Senior Notes	4.800%	2/15/29	8,850,000	9,721,554
MPLX LP, Senior Notes	4.500%	4/15/38	11,800,000	12,027,190
MPLX LP, Senior Notes	4.700%	4/15/48	11,880,000	12,124,774
MPLX LP, Senior Notes	5.500%	2/15/49	9,296,000	10,576,333
Noble Energy Inc., Senior Notes	3.850%	1/15/28	8,900,000	9,412,507
Noble Energy Inc., Senior Notes	5.250%	11/15/43	6,205,000	7,001,925
Noble Energy Inc., Senior Notes	5.050%	11/15/44	1,741,000	1,938,983
Noble Energy Inc., Senior Notes	4.950%	8/15/47	2,370,000	2,638,114
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	2,750,000	2,653,750
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	3,337,000	3,270,260
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	12,852,000	13,241,487

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	8,530,000	$8,595,823
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,262,808
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	12,200,000	12,331,469
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	3,151,000	3,714,381
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	21,930,000	22,311,910
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	2,360,000	2,678,356
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	9,455,000	9,696,150
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	19,417,000	19,667,310
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	7,460,000	7,480,438
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	750,000	766,263
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	6,470,000	8,424,474
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	4,792,000	6,434,300
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	23,185,000	28,518,008
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	1,880,000	1,902,284
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,705,000	5,913,358
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	13,540,000	17,477,205
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	2,710,000	2,749,545
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	16,045,000	15,626,636
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	7,630,000	7,591,608
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	3,125,000	3,344,381

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	14,259,000	$16,014,782
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	92,550,000	101,119,667
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	7,710,000	9,420,463
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	16,560,000	18,708,660
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	23,200,000	28,221,292
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	4,350,000	4,791,601
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	14,490,000	14,894,778
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,860,000	3,475,679
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	14,210,000	13,739,578
QEP Resources Inc., Senior Notes	6.875%	3/1/21	2,920,000	3,030,668
Range Resources Corp., Senior Notes	5.875%	7/1/22	1,440,000	1,433,249
Range Resources Corp., Senior Notes	5.000%	3/15/23	9,630,000	8,881,845
Range Resources Corp., Senior Notes	4.875%	5/15/25	5,160,000	4,424,700
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	3,203,830
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	5,110,000	5,448,893	(d)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	1,990,588
Shell International Finance BV, Senior Notes	2.875%	5/10/26	5,450,000	5,659,890
Shell International Finance BV, Senior Notes	6.375%	12/15/38	4,655,000	6,803,698
Shell International Finance BV, Senior Notes	4.550%	8/12/43	6,360,000	7,766,915
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	16,462,857
Shell International Finance BV, Senior Notes	4.000%	5/10/46	8,940,000	10,203,616
Shell International Finance BV, Senior Notes	3.750%	9/12/46	690,000	759,995
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	17,660,000	19,083,929	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	9,413,000	$13,671,317
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	3,510,000	3,552,418
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	1,845,000	1,963,770
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,300,000	1,351,155
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	4,230,000	4,639,675	(d)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	2,120,000	2,357,122	(d)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	34,600,000	44,001,873
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	1,170,000	1,030,745
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	4,620,000	4,380,915
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	4,750,000	4,778,186
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	7,903,000	8,621,102
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	3,960,000	4,103,881
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,790,000	1,933,713
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	4,249,000	5,549,253
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	6,418,000	8,565,852
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	4,368,357
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	900,000	1,068,111
WPX Energy Inc., Senior Notes	6.000%	1/15/22	270,000	280,209
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,440,000	1,660,198
Total Oil, Gas & Consumable Fuels				1,252,399,487
Total Energy				1,282,194,129
Financials — 9.5%
Banks — 7.1%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	4,912,000	4,921,080	(d)
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	8,210,000	8,962,941	(d)

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	1/16/20	12,050,000	$11,055,875	(c)(e)
Banco Santander SA, Senior Notes	3.848%	4/12/23	8,600,000	8,977,115
Banco Santander SA, Senior Notes	4.379%	4/12/28	32,000,000	35,064,381
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	3.121%	4/12/23	6,200,000	6,243,685	(c)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo.USD LIBOR + 3.898%)	6.100%	3/17/25	910,000	1,014,209	(c)(e)
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	29,958,865
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	247,384
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	14,886,378
Bank of America Corp., Senior Notes	3.500%	4/19/26	16,160,000	17,200,610
Bank of America Corp., Senior Notes	5.000%	1/21/44	33,160,000	43,310,344
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	39,972,000	40,924,815	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	27,181,000	28,566,854	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	20,980,000	21,784,634	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	7,230,000	7,670,200	(c)
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	85,750,000	93,520,184	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	8,130,000	8,932,535	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	7,370,000	$8,898,315	(c)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	15,128,590
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,589,740
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	3,050,000	3,352,390
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	13,100,607
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	3,780,000	3,945,753	(c)
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	5,000,000	5,005,013	(d)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	10,900,000	12,300,337	(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	45,350,000	50,624,796	(c)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	6,895,000	7,166,181	(d)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	46,530,000	51,750,660	(d)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	51,040,000	55,332,747	(c)(d)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	16,350,000	19,242,636	(c)(d)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	9,790,000	10,717,636	(d)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	6,530,000	7,060,700	(c)(d)
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,623,799	(d)
CIT Group Inc., Senior Notes	4.750%	2/16/24	7,040,000	7,524,000
CIT Group Inc., Senior Notes	5.250%	3/7/25	5,730,000	6,314,947

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (5.950% to 1/30/23 then 3 mo. USD LIBOR + 4.068%)	5.950%	1/30/23	6,050,000	$6,410,066	(c)(e)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	26,950,000	29,432,230	(c)(e)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	5,070,000	5,497,325	(c)(e)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,195,000	3,669,088
Citigroup Inc., Senior Notes	4.650%	7/30/45	24,812,000	30,787,788
Citigroup Inc., Senior Notes	4.650%	7/23/48	3,000,000	3,757,963
Citigroup Inc., Senior Notes (3.520% to 10/27/27 then 3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	65,050,000	68,544,820	(c)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	7,640,000	8,370,868	(c)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	16,280,000	17,834,647	(c)
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	736,026
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	19,090,000	20,768,200
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	28,905,324
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	12,533,053
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	36,920,000	40,711,334
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	2,237,218
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	173,468
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,824,000	4,128,243
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,789,000	2,285,512
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	2,080,000	2,491,739
Cooperatieve Rabobank UA, Senior Notes	2.250%	1/14/20	8,520,000	8,520,556
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	10,434,000	10,443,145	(d)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	24,060,000	26,095,084
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	32,450,000	35,242,077
Cooperatieve Rabobank UA, Senior Notes	5.250%	8/4/45	8,420,000	10,790,024

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	33

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year ICE Swap Rate + 1.644%)	4.000%	1/10/33	10,180,000	$10,751,559	(c)(d)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	31,300,000	32,887,125	(d)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	3,510,000	3,647,316	(d)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	18,650,000	20,427,187	(d)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	11,830,000	11,937,842	(c)(d)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	5,370,000	5,438,682	(c)(d)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	17,967,000	18,278,886
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	11,830,000	12,563,046	(c)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	5,360,000	5,772,532	(c)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	24,390,000	26,850,951	(c)(e)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	26,610,000	27,039,048
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,750,000	1,907,306
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	19,275,000	20,577,407
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	28,460,000	30,714,439	(c)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	47,560,000	53,223,206	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,781,098
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	17,750,000	18,999,107
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	13,100,000	13,279,963	(d)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	17,880,000	$18,192,642	(d)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	36,780,000	38,673,817	(d)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	13,320,000	14,430,370	(d)
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	10,919,573
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	4,220,000	4,253,566
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,849,030
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	9,957,161
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	21,216
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	29,830,000	31,731,284	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	35,640,000	38,028,429	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	18,900,000	21,113,972	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	7,130,000	8,120,655	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,195,000	3,422,618
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	14,330,000	15,712,017
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	4,050,000	4,487,817
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	20,670,000	26,347,278
Lloyds Bank PLC, Senior Notes	2.700%	8/17/20	2,110,000	2,119,524
Lloyds Bank PLC, Senior Notes	6.500%	9/14/20	100,000	102,763	(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	1,000,000	1,122,105	(c)(e)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	35

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	10,560,000	$11,158,519
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	14,100,000	15,565,137
Lloyds Banking Group PLC, Senior Notes	4.550%	8/16/28	200,000	224,259
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	2,261,000	2,364,424	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	16,428,175
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.998%	2/22/22	7,240,000	7,381,520
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	14,640,000	15,183,664	(d)
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	9,960,000	9,980,356
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	11,940,000	12,156,185
Royal Bank of Scotland Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	10,710,000	11,385,037	(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	10,000,000	10,629,033	(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.892% to 5/18/28 then 3 mo. USD LIBOR + 1.754%)	4.892%	5/18/29	5,450,000	6,169,871	(c)
Royal Bank of Scotland Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	3,000,000	3,453,815	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,822,228
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	14,233,931
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	16,776,251
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	24,180,000	26,215,697
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	3,560,000	4,407,549	(d)
Santander UK PLC, Senior Notes	2.375%	3/16/20	6,130,000	6,133,626

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	750,000	$807,616	(d)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	715,000	921,089	(d)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	10,680,000	10,698,229
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	13,040,000	13,300,611
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	14,710,000	15,027,317
UniCredit SpA, Senior Notes	6.572%	1/14/22	30,090,000	32,327,052	(d)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,450,000	1,670,213	(c)(d)
US Bank NA, Senior Notes	3.150%	4/26/21	11,950,000	12,143,413
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/31/20	38,301,000	38,646,475	(c)(e)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	14,406,046
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	11,840,000	12,526,137
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	29,510,000	30,270,896
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	23,420,000	26,110,421
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	5,770,000	5,817,532	(c)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	23,440,000	24,936,915	(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	7,108,769
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,947,356
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	29,690,000	32,563,345
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	10,468,971
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,428,031
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	20,450,000	24,088,519

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	37

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	16,404,000	$20,095,174
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	3,070,000	3,507,125
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	22,515,000	27,077,674
Wells Fargo Capital X, Ltd. Gtd.	5.950%	12/15/36	5,612,000	6,859,059
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	1,525,000	1,527,147
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	12,004,000	12,071,706
Total Banks				2,208,991,386
Capital Markets — 1.8%
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	6,037,422
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	2,000,000	2,190,130	(c)(d)(e)
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	6,450,000	6,472,717	(c)(d)
Credit Suisse Group AG, Senior Notes (3.869% to 1/12/28 then 3 mo. USD LIBOR + 1.410%)	3.869%	1/12/29	5,630,000	6,003,954	(c)(d)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	3,720,000	4,133,143
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	9,045,000	11,436,339
Goldman Sachs Capital II (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	1/31/20	413,000	362,003	(c)(e)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	25,936,143
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,015,971
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,584,308
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	12,610,000	12,972,263
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,438,092

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	$5,725,518
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	10,504,625
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,633,000	11,198,980
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	41,423,591
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	20,030,000	24,487,635
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	34,600,000	35,098,425	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	5,760,000	6,133,339	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	68,385,000	73,426,463	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	21,650,000	23,889,433	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	24,160,000	26,263,783
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,640,000	12,017,304
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	21,841,000	26,886,691
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	1,712,855	(d)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/31/20	5,550,000	0	*(e)(f)(g)(h)(i)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	2.688%	8/19/65	190,000	0	*(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	5,280,000	0	*(g)(h)(i)(j)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	*(g)(h)(i)(j)
Morgan Stanley, Senior Notes	5.500%	7/24/20	1,710,000	1,744,696

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	39

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	35,353,000	$38,085,047	(c)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	1,160,000	1,313,040	(c)
UBS AG, Senior Notes	4.500%	6/26/48	3,490,000	4,378,906	(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	40,650,000	44,460,937	(c)(d)(e)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	32,680,000	33,646,920	(d)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	4,880,000	5,313,618	(d)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	24,590,000	26,895,384	(d)
Total Capital Markets				545,189,675
Consumer Finance — 0.0%
American Express Credit Corp., Senior Notes	2.375%	5/26/20	12,230,000	12,245,495
Navient Corp., Senior Notes	8.000%	3/25/20	20,000	20,241
Total Consumer Finance				12,265,736
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	2,590,000	2,673,922
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	1,180,000	1,237,611
Ahold Lease USA Inc. Pass-Through-Trust	8.620%	1/2/25	3,834,802	4,339,279
DAE Funding LLC, Senior Notes	5.750%	11/15/23	2,500,000	2,629,163	(d)
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	17,167,000	17,184,453
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	20,571,000	22,042,277
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	4.150%	12/21/65	2,870,000	2,332,765	(c)(d)

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	8,880,000	$9,994,693
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	3,540,000	3,858,082
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	9,280,000	9,913,007	(d)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	1,170,000	1,228,401	(d)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,790,000	3,066,656	(d)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	22,950,000	23,346,945	(d)
Total Diversified Financial Services				103,847,254
Insurance — 0.3%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	298,643	442,855	(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.945%	2/12/23	1,174,613	1,192,224	(c)(d)
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	446,000	486,851
American International Group Inc., Senior Notes	3.750%	7/10/25	12,460,000	13,346,426
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	19,600,000	23,289,586
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	2,900,000	2,692,561
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	4,100,000	4,115,024
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000	5,768,609
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	11,895,696	(d)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	5,493,000	6,737,686
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	315,027

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	41

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	3,726,000	$3,726,207	(d)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000	9,539,441	(d)
Total Insurance				83,548,193
Total Financials				2,953,842,244
Health Care — 3.1%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	2.300%	11/21/22	52,120,000	52,419,833	(d)
AbbVie Inc., Senior Notes	2.600%	11/21/24	47,110,000	47,544,565	(d)
AbbVie Inc., Senior Notes	3.600%	5/14/25	9,430,000	9,970,011
AbbVie Inc., Senior Notes	2.950%	11/21/26	10,890,000	11,104,638	(d)
AbbVie Inc., Senior Notes	3.200%	11/21/29	36,530,000	37,210,013	(d)
Amgen Inc., Senior Notes	2.125%	5/1/20	3,318,000	3,319,411
Amgen Inc., Senior Notes	3.625%	5/22/24	1,480,000	1,564,834
Amgen Inc., Senior Notes	4.663%	6/15/51	1,933,000	2,281,114
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	2,500,000	2,510,957
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	399,000	423,395
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000	5,310,562
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,560,000	1,681,367
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	6,165,000	7,424,763
Total Biotechnology				182,765,463
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	6,580,000	7,195,187
Abbott Laboratories, Senior Notes	4.750%	11/30/36	6,660,000	8,364,155
Abbott Laboratories, Senior Notes	4.900%	11/30/46	10,150,000	13,358,267
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	19,160,000	19,968,197
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	3,922,000	4,160,522
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	2,251,000	2,638,200
Medtronic Inc., Senior Notes	3.500%	3/15/25	9,418,000	10,102,243
Total Health Care Equipment & Supplies				65,786,771
Health Care Providers & Services — 1.4%
Aetna Inc., Senior Notes	2.800%	6/15/23	2,610,000	2,653,995
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,180,161
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,414,474
Anthem Inc., Senior Notes	2.950%	12/1/22	9,320,000	9,540,607

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Anthem Inc., Senior Notes	3.350%	12/1/24	4,140,000	$4,324,121
Anthem Inc., Senior Notes	3.650%	12/1/27	5,815,000	6,163,183
Anthem Inc., Senior Notes	4.375%	12/1/47	4,000,000	4,423,411
Centene Corp., Senior Notes	4.750%	5/15/22	5,032,000	5,141,597
Centene Corp., Senior Notes	6.125%	2/15/24	7,362,000	7,647,277
Centene Corp., Senior Notes	4.750%	1/15/25	790,000	822,244	(d)
Centene Corp., Senior Notes	5.375%	6/1/26	2,940,000	3,125,514	(d)
Cigna Corp., Senior Notes	3.400%	9/17/21	9,330,000	9,554,711
Cigna Corp., Senior Notes	3.750%	7/15/23	24,540,000	25,758,279
Cigna Corp., Senior Notes	4.125%	11/15/25	8,050,000	8,747,359
Cigna Corp., Senior Notes	4.375%	10/15/28	22,000,000	24,417,372
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,410,000	1,450,921
CVS Health Corp., Senior Notes	3.350%	3/9/21	4,402,000	4,476,226
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	16,716,434
CVS Health Corp., Senior Notes	3.700%	3/9/23	28,650,000	29,880,421
CVS Health Corp., Senior Notes	4.100%	3/25/25	13,250,000	14,234,854
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,447,000	4,740,047
CVS Health Corp., Senior Notes	4.300%	3/25/28	89,790,000	98,170,328
CVS Health Corp., Senior Notes	5.125%	7/20/45	12,410,000	14,745,375
CVS Health Corp., Senior Notes	5.050%	3/25/48	10,960,000	13,008,609
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	5,140,000	5,501,940	(d)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	843,894	(d)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,045,000	2,121,807	(d)
HCA Inc., Senior Notes	7.690%	6/15/25	723,000	873,323
HCA Inc., Senior Notes	5.875%	2/15/26	240,000	273,355
HCA Inc., Senior Notes	5.375%	9/1/26	498,000	555,905
HCA Inc., Senior Notes	5.625%	9/1/28	140,000	159,803
HCA Inc., Senior Notes	7.500%	11/15/95	15,410,000	18,005,583
HCA Inc., Senior Secured Notes	4.750%	5/1/23	4,150,000	4,449,390
HCA Inc., Senior Secured Notes	5.000%	3/15/24	330,000	361,089
HCA Inc., Senior Secured Notes	5.250%	6/15/26	2,960,000	3,320,464
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,780,000	1,922,472
HCA Inc., Senior Secured Notes	5.500%	6/15/47	5,920,000	6,815,155
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,536,351
Humana Inc., Senior Notes	3.950%	3/15/27	8,340,000	8,983,571

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	43

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	$3,902,330
Humana Inc., Senior Notes	4.950%	10/1/44	2,476,000	2,929,442
Humana Inc., Senior Notes	4.800%	3/15/47	600,000	704,337
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	10,392,000	10,436,357
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,030,731
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	6,088,000	6,212,063
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	2,622,000	2,905,609
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	13,225,692
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	6,465,000	6,968,026
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	10,385,000	11,251,275
Total Health Care Providers & Services				435,627,484
Pharmaceuticals — 0.9%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	7,230,000	7,398,208
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	10,140,000	10,662,933
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	140,000	153,292
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	472,000	514,906
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	4,681,000	5,385,256	(d)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	36,000	41,063	(d)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	5,050,000	5,755,485	(d)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	50,000	52,354	(d)
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	10,330,000	10,397,066	(d)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	14,560,000	14,807,313	(d)
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	4,650,000	4,834,578	(d)
Bristol-Myers Squibb Co., Senior Notes	3.625%	5/15/24	2,200,000	2,326,509	(d)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	27,420,000	28,331,656	(d)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	9,750,000	$10,547,672	(d)
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	18,350,000	19,293,677	(d)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	8,710,000	9,329,491	(d)
Bristol-Myers Squibb Co., Senior Notes	5.250%	8/15/43	3,712,000	4,827,633	(d)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	15,520,000	19,955,594	(d)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	1,000,000	1,022,363
Johnson & Johnson, Senior Notes	3.625%	3/3/37	29,750,000	32,913,770
Pfizer Inc., Senior Notes	7.200%	3/15/39	5,000	7,876
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	3,190,000	3,129,390
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	1,667,000	1,594,952
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	3,639,000	3,568,294
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	34,239,000	33,221,075
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	12,997,000	12,081,816
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	15,730,000	16,190,653	(d)
Wyeth LLC, Senior Notes	5.950%	4/1/37	5,098,000	6,972,412
Total Pharmaceuticals				265,317,287
Total Health Care				949,497,005
Industrials — 1.7%
Aerospace & Defense — 0.6%
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,189,628
Boeing Co., Senior Notes	3.100%	5/1/26	3,720,000	3,842,403
Boeing Co., Senior Notes	2.700%	2/1/27	5,050,000	5,125,063
Boeing Co., Senior Notes	2.800%	3/1/27	4,740,000	4,820,937
Boeing Co., Senior Notes	3.200%	3/1/29	16,620,000	17,348,126
Boeing Co., Senior Notes	3.250%	2/1/35	24,995,000	25,626,568
Boeing Co., Senior Notes	3.750%	2/1/50	6,570,000	7,006,398
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	2,269,000	2,342,113

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	45

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	13,115,000	$14,080,867
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	2,420,000	2,874,370
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	16,925,000	17,464,115
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	29,720,000	31,044,155
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,564,046
United Technologies Corp., Senior Notes	3.950%	8/16/25	14,150,000	15,442,714
United Technologies Corp., Senior Notes	4.125%	11/16/28	11,520,000	12,971,549
United Technologies Corp., Senior Notes	4.500%	6/1/42	4,109,000	4,935,168
Total Aerospace & Defense				172,678,220
Air Freight & Logistics — 0.0%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	4,080,000	4,164,782	(d)
Airlines — 0.1%
Continental Airlines Pass-Through Trust	6.703%	6/15/21	19,016	20,156
Continental Airlines Pass-Through Trust	5.983%	4/19/22	7,578,823	7,979,209
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	6,340,000	6,355,945
Delta Air Lines Pass-Through Trust	6.821%	8/10/22	5,923,928	6,434,812
Total Airlines				20,790,122
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	7,980,000	8,143,114
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	7,500,000	8,143,302
Republic Services Inc., Senior Notes	2.500%	8/15/24	9,100,000	9,214,044
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	300,000	306,840
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	2,505,000	2,608,074
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	3,060,000	3,290,342
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	3,620,000	3,985,303
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	190,000	204,021

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	5,413,000	$5,646,192
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,560,000	1,681,914
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,428,859
Waste Management Inc., Senior Notes	3.500%	5/15/24	4,440,000	4,670,469
Waste Management Inc., Senior Notes	3.200%	6/15/26	4,980,000	5,221,465
Waste Management Inc., Senior Notes	3.450%	6/15/29	5,990,000	6,420,357
Waste Management Inc., Senior Notes	4.000%	7/15/39	5,470,000	6,140,438
Waste Management Inc., Senior Notes	4.150%	7/15/49	7,460,000	8,548,845
Total Commercial Services & Supplies				76,653,579
Electrical Equipment — 0.1%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,650,577
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	25,717,439
Eaton Corp., Senior Notes	4.150%	11/2/42	4,160,000	4,663,952
Total Electrical Equipment				32,031,968
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.375%	8/26/29	10,110,000	9,988,456
General Electric Co., Senior Notes	5.500%	1/8/20	1,640,000	1,640,599
General Electric Co., Senior Notes	4.375%	9/16/20	4,836,000	4,911,548
General Electric Co., Senior Notes	4.650%	10/17/21	410,000	427,581
General Electric Co., Senior Notes	6.750%	3/15/32	10,280,000	13,216,759
General Electric Co., Senior Notes	6.150%	8/7/37	5,260,000	6,550,625
General Electric Co., Senior Notes	5.875%	1/14/38	16,543,000	20,138,640
General Electric Co., Senior Notes	6.875%	1/10/39	35,494,000	47,514,715
General Electric Co., Subordinated Notes	5.300%	2/11/21	4,382,000	4,522,060
Total Industrial Conglomerates				108,910,983
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,489,793
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	8,730,000	9,367,598

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	47

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Union Pacific Corp., Senior Notes	3.950%	9/10/28	28,460,000	$31,473,635
Union Pacific Corp., Senior Notes	3.839%	3/20/60	23,430,000	23,895,242	(d)
Total Road & Rail				64,736,475
Trading Companies & Distributors — 0.0%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	3,066,000	3,159,252	(d)
Transportation Infrastructure — 0.1%
DP World PLC, Senior Notes	5.625%	9/25/48	24,030,000	27,842,095	(d)
Total Industrials				513,457,269
Information Technology — 1.3%
Communications Equipment — 0.0%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	2,740,000	2,582,518	(d)
Harris Corp., Senior Notes	4.854%	4/27/35	2,988,000	3,532,691
Harris Corp., Senior Notes	5.054%	4/27/45	6,087,000	7,520,251
Total Communications Equipment				13,635,460
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	40,290,000	41,836,183
Visa Inc., Senior Notes	3.150%	12/14/25	26,130,000	27,646,514
Visa Inc., Senior Notes	4.300%	12/14/45	16,470,000	20,275,059
Total IT Services				89,757,756
Semiconductors & Semiconductor Equipment — 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	4,384,141
Software — 0.7%
Microsoft Corp., Senior Notes	1.550%	8/8/21	18,543,000	18,523,267
Microsoft Corp., Senior Notes	2.400%	2/6/22	14,850,000	15,064,345
Microsoft Corp., Senior Notes	2.875%	2/6/24	19,298,000	20,036,647
Microsoft Corp., Senior Notes	2.700%	2/12/25	4,322,000	4,469,051
Microsoft Corp., Senior Notes	2.400%	8/8/26	74,200,000	75,138,342
Microsoft Corp., Senior Notes	3.300%	2/6/27	40,450,000	43,271,795
Microsoft Corp., Senior Notes	3.450%	8/8/36	770,000	845,198
Microsoft Corp., Senior Notes	4.100%	2/6/37	4,530,000	5,366,684
Microsoft Corp., Senior Notes	3.950%	8/8/56	3,840,000	4,558,053
salesforce.com Inc., Senior Notes	3.250%	4/11/23	11,370,000	11,834,167
salesforce.com Inc., Senior Notes	3.700%	4/11/28	3,480,000	3,820,912
Total Software				202,928,461
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	2.000%	11/13/20	11,350,000	11,380,537
Apple Inc., Senior Notes	1.550%	8/4/21	5,190,000	5,171,862

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Apple Inc., Senior Notes	2.450%	8/4/26	32,030,000	$32,513,063
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	37,507,000	38,607,851	(d)
Total Technology Hardware, Storage & Peripherals				87,673,313
Total Information Technology				398,379,131
Materials — 1.2%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	12,930,000	13,850,228	(d)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,507,597
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,036,453
Nutrien Ltd., Senior Notes	4.875%	3/30/20	330,000	332,176
OCP SA, Senior Notes	4.500%	10/22/25	10,510,000	11,269,968	(d)
Total Chemicals				30,996,422
Containers & Packaging — 0.0%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	940,000	988,175	(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	5,190,000	5,324,084	(d)
WestRock RKT Co., Senior Notes	4.000%	3/1/23	2,250,000	2,350,270
Total Containers & Packaging				8,662,529
Metals & Mining — 1.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	4,405,000	4,645,425	(d)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	5,150,000	5,629,723	(d)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	435,000	471,692	(d)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	12,605,000	12,942,478	(d)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	3,400,000	3,529,601	(d)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	9,785,000	10,712,565	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	49

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	13,125,000	$13,766,138	(d)
ArcelorMittal SA, Senior Notes	6.250%	2/25/22	3,510,000	3,784,526
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	16,583,000	17,022,845
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	17,210,000	19,787,950
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	8,835,000	9,389,555
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	3,490,000	4,260,937
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,590,000	1,901,010
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	8,454,000	10,445,498
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	8,260,000	10,535,246
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	983,000	1,002,429
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	9,784,315
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year ICE Swap Rate + 5.093%)	6.750%	10/19/75	28,735,000	33,783,452	(c)(d)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	4,116,000	4,174,777
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	40,000	40,813
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	130,000	137,691
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	10,332,000	10,720,483
Glencore Finance Canada Ltd., Senior Notes	6.000%	11/15/41	2,120,000	2,373,955	(d)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,010,000	2,012,781	(d)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	21,610,000	21,792,063	(d)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	3,200,000	3,336,746	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	36,668,000	38,429,853	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	18,190,000	18,922,787	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	24,800,000	28,629,833
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	641,000	716,887

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,581,000	$8,577,906
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	10,350,000	10,837,538
Total Metals & Mining				324,099,498
Paper & Forest Products — 0.0%
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	7,770,000	7,860,637
Total Materials				371,619,086
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	634,000	550,011
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	340,000	355,418
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	25,262,922	(d)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	600,000	698,683	(d)
Total Real Estate				26,867,034
Utilities — 0.5%
Electric Utilities — 0.5%
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	156,000	214,563
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,891,728
Duke Energy Ohio Inc., Secured Bonds	3.650%	2/1/29	7,740,000	8,418,868
Duke Energy Progress LLC, Secured Bonds	2.800%	5/15/22	400,000	408,606
Exelon Corp., Senior Notes	5.625%	6/15/35	5,126,000	6,357,564
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	19,515,363
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	15,802,000	16,916,955
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	56,186,000	79,395,253
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	10,344,000	12,323,351
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,302,545
Progress Energy Inc., Senior Notes	6.000%	12/1/39	4,800,000	6,332,435
Total Electric Utilities				159,077,231
Multi-Utilities — 0.0%
Dominion Energy Inc., Senior Notes	7.000%	6/15/38	3,600,000	5,005,646
Total Utilities				164,082,877
Total Corporate Bonds & Notes (Cost — $7,657,746,430)				8,287,896,652

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	51

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 15.0%
U.S. Government Agencies — 0.2%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000	$3,637,957
Federal National Mortgage Association (FNMA), Notes	6.625%	11/15/30	45,010,000	64,218,263
Total U.S. Government Agencies				67,856,220
U.S. Government Obligations — 14.8%
Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	4,706,734
Department of Housing and Urban Development, Senior Notes	2.450%	8/1/22	9,000,000	9,175,561
U.S. Treasury Bonds	3.750%	11/15/43	335,160,000	420,134,844
U.S. Treasury Bonds	3.625%	2/15/44	260,890,000	321,399,154
U.S. Treasury Bonds	2.875%	8/15/45	529,920,000	580,842,000
U.S. Treasury Bonds	2.750%	8/15/47	379,513,000	408,161,784
U.S. Treasury Bonds	2.750%	11/15/47	106,740,000	114,797,619
U.S. Treasury Bonds	3.000%	2/15/48	19,420,000	21,894,533
U.S. Treasury Bonds	3.125%	5/15/48	613,390,000	708,309,704
U.S. Treasury Bonds	3.000%	8/15/48	108,599,000	122,661,722
U.S. Treasury Bonds	3.000%	2/15/49	6,725,000	7,608,838
U.S. Treasury Bonds	2.875%	5/15/49	222,480,000	245,953,378
U.S. Treasury Bonds	2.250%	8/15/49	236,890,000	230,528,208
U.S. Treasury Bonds	2.375%	11/15/49	170,420,000	170,380,057
U.S. Treasury Notes	2.750%	9/30/20	93,520,000	94,279,850
U.S. Treasury Notes	1.750%	11/30/21	13,580,000	13,624,825
U.S. Treasury Notes	1.875%	2/28/22	43,670,000	43,947,202
U.S. Treasury Notes	1.875%	4/30/22	71,400,000	71,879,719
U.S. Treasury Notes	2.125%	5/15/22	1,410,000	1,427,708
U.S. Treasury Notes	1.625%	11/15/22	26,570,000	26,593,353
U.S. Treasury Notes	1.625%	12/15/22	194,240,000	194,444,863
U.S. Treasury Notes	2.875%	9/30/23	560,000	584,992
U.S. Treasury Notes	1.500%	11/30/24	9,510,000	9,434,589
U.S. Treasury Notes	1.750%	12/31/24	143,050,000	143,516,589
U.S. Treasury Notes	3.000%	9/30/25	69,500,000	74,253,692
U.S. Treasury Notes	1.875%	7/31/26	175,240,000	176,047,748
U.S. Treasury Notes	1.375%	8/31/26	163,520,000	159,103,043
U.S. Treasury Notes	1.625%	9/30/26	25,750,000	25,448,242
U.S. Treasury Notes	1.625%	10/31/26	51,330,000	50,699,403
U.S. Treasury Notes	3.125%	11/15/28	5,000	5,502

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.375%	5/15/29	121,060,000	$125,940,231
U.S. Treasury Notes	1.750%	11/15/29	9,000	8,873
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	5,604,754
Total U.S. Government Obligations				4,583,399,314
Total U.S. Government & Agency Obligations (Cost — $4,456,648,743)				4,651,255,534
Collateralized Mortgage Obligations (k) — 8.8%
Alternative Loan Trust, 2006-6CB 1A4	5.500%	5/25/36	5,011,853	4,948,932
Alternative Loan Trust, 2006-18CB A6(-4.000 x 1 mo.USDLIBOR + 28.600%)	21.432%	7/25/36	7,261,374	11,678,665	(c)
Alternative Loan Trust, 2006-23CB 2A6,PAC(-4.000 x 1 mo.USD LIBOR + 28.400%)	21.232%	8/25/36	2,927,075	4,259,547	(c)
Alternative Loan Trust, 2006-43CB 1A10	6.000%	2/25/37	5,202,071	4,288,431
Alternative Loan Trust, 2006-43CB 3A3,IO(-1.000 x 1 mo.USD LIBOR + 6.630%)	4.838%	2/25/37	14,391,968	4,120,275	(c)
Alternative Loan Trust, 2006-OA9 2A1B (1 mo. USD LIBOR + 0.200%)	1.965%	7/20/46	417,537	309,484	(c)
Banc of America Funding Trust, 2015-R2 3A1 (1 mo. USD LIBOR + 0.260%)	2.052%	4/29/37	5,378,964	5,385,896	(c)(d)
Banc of America Funding Trust, 2015-R2 3A2 (1 mo. USD LIBOR + 0.260%)	2.052%	4/29/37	25,428,000	25,045,276	(c)(d)
Banc of America Funding Trust, 2015-R2 10A1 (1 mo. USD LIBOR + 0.190%)	1.982%	6/29/37	3,211,681	3,223,502	(c)(d)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	33,260,000	32,486,332	(c)(d)
BBCMS Trust, 2018-CBM D (1 mo. USD LIBOR + 2.391%)	4.131%	7/15/37	16,390,000	16,399,508	(c)(d)
BCAP LLC Trust, 2010-RR9 6A2	6.000%	10/26/35	14,625,282	13,664,796	(c)(d)
Bear Stearns Asset Backed Securities I Trust, 2004-AC6 A1	5.750%	11/25/34	3,002,359	3,011,900
Bear Stearns Asset Backed Securities I Trust, 2006-AC4 A2 (-4.333 x 1 mo. USD LIBOR + 33.583%)	25.818%	7/25/36	2,834,283	4,767,561	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	53

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1 (1 mo. USD LIBOR + 0.170%)	1.962%	3/25/37	17,694,051	$16,750,788	(c)
BHMS Mortgage Trust, 2018-MZB (1 mo. USD LIBOR + 6.637%)	8.376%	7/15/20	93,060,000	94,001,972	(c)(d)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 0.920%)	2.660%	10/15/36	15,840,000	15,871,957	(c)(d)
Chevy Chase Funding LLC Mortgage-Backed Certificates Series, 2005-4A A1 (1 mo. USD LIBOR + 0.200%)	1.992%	10/25/36	356,779	341,305	(c)(d)
CHT Mortgage Trust, 2017-CSMO A (1 mo. USD LIBOR + 0.930%)	2.670%	11/15/36	17,095,000	17,123,607	(c)(d)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	2,800,000	2,950,555
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	9,194,000	9,663,920	(c)
Citigroup Mortgage Loan Trust, 2006-AR9 1A4 (1 mo. USD LIBOR + 0.240%)	2.032%	11/25/36	996,843	1,006,728	(c)
Citigroup Mortgage Loan Trust Inc., 2005-5 1A5	3.219%	8/25/35	62,336	54,733	(c)
Commercial Mortgage Pass-Through Certificates, 2014-CR21 A3	3.528%	12/10/47	551,239	577,888
Commercial Mortgage Pass-Through Certificates, 2015-DC1 C	4.338%	2/10/48	3,070,000	3,139,002	(c)
Commercial Mortgage Trust, 2013- CR12 AM	4.300%	10/10/46	1,723,000	1,825,875
Commercial Mortgage Trust, 2013- CR12 B	4.762%	10/10/46	1,470,000	1,532,563	(c)
Commercial Mortgage Trust, 2013- CR12 C	5.081%	10/10/46	730,000	737,442	(c)
Commercial Mortgage Trust, 2014- CR19 B	4.703%	8/10/47	8,410,000	8,995,634	(c)
Commercial Mortgage Trust, 2014- CR21 C	4.428%	12/10/47	11,948,000	12,546,465	(c)
Commercial Mortgage Trust, 2015- DC1 B	4.035%	2/10/48	7,160,000	7,392,218	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.416%	6/15/38	1,259,336	689,492	(c)

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	5,899,773	$3,200,627
Credit Suisse Commercial Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	4,456,927	2,852,434	(c)
Credit Suisse Mortgage Trust, 2014- USA A2	3.953%	9/15/37	12,520,000	13,208,069	(d)
Credit Suisse Mortgage Trust, 2014- USA E	4.373%	9/15/37	13,470,000	12,726,795	(d)
Credit Suisse Mortgage Trust, 2015-2R 7A1	3.876%	8/27/36	14,852,936	15,081,525	(c)(d)
CSMC Trust, 2015-4R 3A3 (1 mo. USD LIBOR + 0.310%)	2.328%	10/27/36	48,456,954	28,533,320	(c)(d)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	7.360%	7/15/32	23,400,000	23,180,531	(c)(d)
CSMC Trust, 2017-TIME A	3.646%	11/13/39	21,200,000	22,118,231	(d)
CSMC Trust, 2019-RIO A	4.764%	12/15/21	148,347,500	148,615,193	(d)
CSMC Trust, 2018-PLUM A (1 mo. USD LIBOR + 3.231%)	4.971%	8/15/20	3,703,353	3,707,904	(c)(d)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	176,827,053	181,025,493	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K007 X1, IO	1.010%	4/25/20	38,118,014	381	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K016 X1, IO	1.478%	10/25/21	7,248,337	162,422	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 A2	3.505%	3/25/29	25,780,000	27,963,360
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K092 X1, IO	0.709%	4/25/29	41,759,182	2,411,597	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K095 X1, IO	0.949%	6/25/29	39,953,799	2,955,590	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	55

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K095 XAM, IO	1.238%	6/25/29	6,300,000	$638,569	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K099 X1, IO	1.006%	9/25/29	20,524,398	1,491,711	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 X1, IO	0.837%	10/25/29	19,997,276	1,386,359	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K735 X1, IO	0.965%	5/25/26	69,872,318	3,764,343	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K736 X1, IO	1.312%	7/25/26	39,846,871	2,846,226	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KC05 X1, IO	1.204%	6/25/27	24,499,811	1,623,247	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	6,954,538	7,979,893
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2019-RR01 X, IO	1.534%	6/25/48	22,500,000	2,473,763	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2957 ZA, PAC	5.000%	3/15/35	10,905,517	11,955,758
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3242 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	4.550%	11/15/36	1,209,228	207,912	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	4.690%	2/15/37	6,535,432	1,171,447	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3368 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	4.290%	9/15/37	1,772,629	266,692	(c)

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3422 AI, IO	0.250%	1/15/38	742,869	$6,042
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3621 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	4.490%	1/15/40	2,567,622	417,856	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3639 EY	5.000%	2/15/30	4,589,160	4,914,975
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3768 MB, PAC-1	4.000%	12/15/39	14,774,696	15,312,856
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.210%	10/15/41	7,817,324	1,206,885	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3973 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	4.750%	12/15/41	4,957,644	1,045,014	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4054 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.310%	8/15/39	2,995,258	485,686	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4099 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.260%	8/15/42	1,641,880	271,075	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4119 IN, IO	3.500%	10/15/32	4,137,957	460,555
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4146 DI, IO	3.000%	12/15/31	3,080,243	254,740
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4174 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.460%	5/15/39	2,599,752	204,326	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.510%	9/15/42	2,945,212	422,155	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4239 IO, IO	3.500%	6/15/27	3,170,228	243,973
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4298 PI, IO, PAC	4.000%	4/15/43	1,974,297	168,336

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	57

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4415 IO, IO	2.269%	4/15/41	5,844,954	$321,528	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CB	3.000%	5/15/48	38,795,457	39,561,558
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CD	3.000%	6/15/48	28,632,389	28,933,750
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	32,999,485	33,018,519
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	779,742	66,628
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	2.464%	2/15/38	1,142,054	74,970	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	8/15/44	9,782,964	1,944,767	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 353 S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.260%	12/15/46	22,112,199	3,806,724	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA1 M2 (-1.000 x 1 mo. USD LIBOR + 1.800%)	3.592%	7/25/30	55,580,000	55,745,295	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M1 (1 mo. USD LIBOR + 3.000%)	4.792%	7/25/24	62,842,377	66,152,033	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C01 2M2 (1 mo. USD LIBOR + 4.550%)	6.342%	2/25/25	3,604,098	3,747,493	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	6.792%	7/25/25	22,915,911	24,969,988	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M1(-1.000 x 1 mo.USD LIBOR + 0.950%)	2.742%	10/25/29	13,503,456	13,525,583	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	6.042%	1/25/31	19,130,000	20,957,095	(c)(d)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.513%	2/25/43	2,141,577	2,256,376	(c)

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.124%	4/25/28	2,500,000	$2,628,411	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M1 A2	3.555%	9/25/28	65,930,000	71,478,715	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	12,170,000	13,275,715
Federal National Mortgage Association (FNMA) ACES, 2019-M5 A2	3.273%	1/25/29	22,830,000	24,246,241
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	25,350,000	27,277,290
Federal National Mortgage Association (FNMA) ACES, 2019-M14 X1, IO	0.593%	6/25/29	55,541,341	2,616,569	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M15 X, IO	0.550%	3/25/29	50,000,000	2,004,865	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	25,873,129	26,044,259
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	7,499,727	7,566,450	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M27 A2	2.700%	11/25/40	2,500,000	2,462,857
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	41,896,692	41,508,508
Federal National Mortgage Association (FNMA) REMIC, 2005-88 IP, IO	2.274%	10/25/35	2,507,600	257,636	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-28 IP, IO	2.466%	3/25/36	1,647,893	133,632
Federal National Mortgage Association (FNMA) REMIC, 2006-59 IP, IO	3.078%	7/25/36	3,447,755	417,694	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-118 IP1, IO	1.768%	12/25/36	3,950,016	405,044	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-118 IP2, IO	1.768%	12/25/36	4,627,025	469,538	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	59

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) REMIC, 2010-27 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.688%	4/25/40	2,106,754	$405,327	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-123 PM, PAC	4.000%	7/25/40	16,260,036	16,969,644
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	997,089	1,116,726
Federal National Mortgage Association (FNMA) REMIC, 2011-99 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	4.908%	10/25/26	978,238	88,614	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	1,122,374	1,211,584
Federal National Mortgage Association (FNMA) REMIC, 2012-035 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.708%	4/25/42	2,665,559	448,669	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-046 BA	6.000%	5/25/42	3,937,073	4,490,214
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	5,983,149	7,166,583
Federal National Mortgage Association (FNMA) REMIC, 2012-070 YS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.858%	2/25/41	1,048,873	90,344	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-074 OA, PO	0.000%	3/25/42	392,761	359,231
Federal National Mortgage Association (FNMA) REMIC, 2012-074 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.858%	3/25/42	4,452,367	626,583	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-075 AO, PO	0.000%	3/25/42	235,013	214,322
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.808%	7/25/42	627,281	111,874	(c)

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-93 UI, IO	3.000%	9/25/27	1,314,569	$90,009
Federal National Mortgage Association (FNMA) REMIC, 2012-101 BI, IO	4.000%	9/25/27	1,906,202	132,375
Federal National Mortgage Association (FNMA) REMIC, 2012-133 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	12/25/42	3,757,094	703,225	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-134 MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	12/25/42	2,788,434	539,186	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-134 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	12/25/42	9,624,846	1,674,451	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	5,318,901	6,210,935
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	14,958,159	16,620,770
Federal National Mortgage Association (FNMA) REMIC, 2013-9 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	3/25/42	4,843,468	704,123	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-014 IG, IO	4.000%	3/25/43	7,148,968	1,083,663
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	4,020,077	207,556
Federal National Mortgage Association (FNMA) REMIC, 2013-029 QI, IO	4.000%	4/25/43	7,247,019	1,014,118
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	6/25/43	7,267,351	1,518,247	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	61

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.158%	12/25/43	14,952,403	$2,767,084	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	2.229%	8/25/44	5,826,921	345,490	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	2.114%	8/25/55	12,009,292	636,263	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-56 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	8/25/45	3,274,971	752,043	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-23 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.208%	11/25/45	19,014,874	4,007,584	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.308%	9/25/46	20,217,210	3,463,997	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-61 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.308%	9/25/46	9,154,412	1,454,847	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-76 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.308%	10/25/57	38,260,996	7,695,338	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.408%	11/25/47	13,065,319	2,130,609	(c)
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	1,098,295	225,429
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	489,559	74,609
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	263,669	41,088	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	224,960	36,341	(c)

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	315,329	$46,611
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	1,362,818	290,775
Federal National Mortgage Association (FNMA) STRIPS, 409 C1, IO	3.000%	11/25/26	3,992,698	259,379
Federal National Mortgage Association (FNMA) STRIPS, 409 C2, IO	3.000%	4/25/27	203,584	13,871
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	5,107,597	871,101
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	3,501,395	568,170
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	1,473,413	327,638
Federal National Mortgage Association (FNMA) STRIPS, 20384 14, IO	5.500%	1/25/40	576,710	112,670
First Horizon Alternative Mortgage Securities Trust, 2007-FA3 A1 (1 mo. USD LIBOR + 0.330%)	2.122%	6/25/37	9,856,159	4,952,974	(c)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	44,775,255	45,830,810	(c)(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	178,464,169	704,844	(d)
GE Business Loan Trust, 2007-1A A (1 mo. USD LIBOR + 0.170%)	1.910%	4/15/35	3,030,652	2,973,947	(c)(d)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	9,636,170	1,973,006	(c)
Government National Mortgage Association (GNMA), 2006-16 GS, IO (-1.000 x 1 mo. USD LIBOR + 6.990%)	5.225%	4/20/36	650,027	119,434	(c)
Government National Mortgage Association (GNMA), 2007-51 SG, IO (-1.000 x 1 mo. USD LIBOR + 6.580%)	4.815%	8/20/37	2,570,621	370,059	(c)
Government National Mortgage Association (GNMA), 2010-31 GS, IO, PAC-1 (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.735%	3/20/39	262,082	7,929	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	63

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.715%	4/20/40	470,027	$93,079	(c)
Government National Mortgage Association (GNMA), 2010-42 PC, PAC-1	5.000%	7/20/39	5,833,319	6,110,786
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.885%	1/20/40	245,607	21,535	(c)
Government National Mortgage Association (GNMA), 2010-86 PB, PAC-1	4.500%	10/20/39	13,110,226	13,596,901
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	26,785,729	30,205,468
Government National Mortgage Association (GNMA), 2010-118 IO, IO	0.000%	4/16/53	855,927	788	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.700%	5/20/60	538,173	543,347	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	2.124%	8/20/58	1,342,469	1,337,356	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA (1 mo. USD LIBOR + 0.380%)	2.154%	12/20/60	326,894	325,555	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	2.174%	12/20/60	6,344,278	6,324,541	(c)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	214,908	16,516
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.224%	2/20/61	1,937,908	1,933,700	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG (1 mo. USD LIBOR + 0.480%)	2.254%	3/20/61	6,256,957	6,248,769	(c)

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.274%	3/20/61	5,699,397	$5,694,729	(c)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.285%	3/20/42	1,702,494	337,595	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	3,771,115	169,205
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,577,862	109,041
Government National Mortgage Association (GNMA), 2012-098 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	8/16/42	3,292,898	644,964	(c)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.791%	1/16/54	71,994,554	3,679,901	(c)
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.188%	10/16/48	84,473,408	1,207,108	(c)
Government National Mortgage Association (GNMA), 2013-72 IO, IO	0.504%	11/16/47	34,754,298	975,842	(c)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	1.688%	11/20/42	2,034,282	72,609	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	2.552%	6/16/48	2,524,828	2,586,336	(c)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC (-1.000 x 1 mo. USD LIBOR + 5.600%)	3.835%	8/20/44	652,565	106,856	(c)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	4,717,355	360,177
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	840,303	140,713

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	65

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Government National Mortgage Association (GNMA), 2016-21 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.385%	2/20/46	24,956,132	$4,266,323	(c)
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	5,252,791	992,923
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	10/16/46	7,385,124	1,632,164	(c)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.791%	7/16/58	26,537,508	1,591,553	(c)
Government National Mortgage Association (GNMA), 2017-111 IO, IO	0.740%	2/16/59	14,857,699	953,460	(c)
Government National Mortgage Association (GNMA), 2017-145 IO, IO	0.663%	4/16/57	84,827,468	4,856,653	(c)
Government National Mortgage Association (GNMA), 2017-H15 KI, IO	2.356%	7/20/67	36,789,751	4,878,358	(c)
Government National Mortgage Association (GNMA), 2017-H18 BI, IO	1.759%	9/20/67	29,401,699	2,653,203	(c)
Government National Mortgage Association (GNMA), 2017-H20 IB, IO	2.223%	10/20/67	14,743,518	1,576,350	(c)
Government National Mortgage Association (GNMA), 2017-H22 IC, IO	2.850%	11/20/67	4,378,146	470,290	(c)
Government National Mortgage Association (GNMA), 2018-37 QA	2.750%	3/20/48	9,385,224	9,511,136
Government National Mortgage Association (GNMA), 2018-119 IO, IO	0.653%	5/16/60	17,718,865	1,158,909	(c)
Government National Mortgage Association (GNMA), 2018-H06 PF (1 mo. USD LIBOR + 0.300%)	2.074%	2/20/68	18,628,394	18,519,632	(c)
Government National Mortgage Association (GNMA), 2018-H07 FD (1 mo. USD LIBOR + 0.300%)	2.074%	5/20/68	32,136,224	31,939,827	(c)

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Government National Mortgage Association (GNMA), 2018-H08 KF (1 mo. USD LIBOR + 0.300%)	2.074%	5/20/68	15,599,707	$15,487,137	(c)
Government National Mortgage Association (GNMA), 2018-H13 FC (1 mo. USD LIBOR + 0.300%)	2.074%	7/20/68	10,032,023	9,954,897	(c)
Government National Mortgage Association (GNMA), 2018-H17 FG (12 mo. USD LIBOR + 0.250%)	2.224%	10/20/68	6,955,718	6,875,434	(c)
Government National Mortgage Association (GNMA), 2019-90 AB	3.000%	7/20/49	13,804,032	14,055,196
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	15,786,255	16,103,511
GreenPoint Mortgage Funding Trust, 2005-AR4 1A2A (1 mo. USD LIBOR + 0.640%)	2.432%	10/25/45	2,332,410	2,382,258	(c)
GreenPoint Mortgage Funding Trust, 2005-AR5 2A1 (1 mo. USD LIBOR + 0.560%)	2.352%	11/25/45	14,944,175	10,267,799	(c)
GreenPoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.230%)	2.022%	4/25/36	678,123	945,918	(c)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	3.040%	9/15/31	139,880,000	139,601,499	(c)(d)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	4,302,000	4,690,634	(c)
GS Mortgage Securities Trust, 2015-GC30 B	4.008%	5/10/50	16,340,000	17,126,939	(c)
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	5,490,000	5,819,170
GSR Mortgage Loan Trust, 2005- AR7 1A1	4.198%	11/25/35	737,804	571,065	(c)
HarborView Mortgage Loan Trust, 2005-3 2A1A (1 mo. USD LIBOR + 0.480%)	2.213%	6/19/35	3,641,261	3,675,854	(c)
HarborView Mortgage Loan Trust, 2005-7 1A1 (11th District Cost of Funds + 1.850%)	2.977%	6/19/45	2,346,752	1,531,661	(c)
HarborView Mortgage Loan Trust, 2006-2 1A	4.694%	2/25/36	717,780	459,155	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	67

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	1.944%	11/19/46	189,898	$162,768	(c)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	2.312%	11/25/35	3,130,022	2,929,197	(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	2.292%	5/25/37	7,291,338	7,177,464	(c)(d)
IndyMac INDX Mortgage Loan Trust, 2005-AR13 1A1	3.912%	8/25/35	152,629	122,852	(c)
IndyMac INDX Mortgage Loan Trust, 2006-AR2 1A1B (1 mo. USD LIBOR + 0.210%)	2.002%	4/25/46	5,218,119	4,956,389	(c)
Jefferies Resecuritization Trust, 2015-R1 A2 (1 mo. USD LIBOR + 0.140%)	1.848%	12/26/36	18,386,177	11,220,495	(c)(d)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.892%	1/15/47	1,602,000	1,738,998	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	5,930,000	6,277,224
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.268%	7/15/48	19,921,000	21,140,484	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.616%	8/15/48	10,543,000	11,389,934	(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 A5	3.694%	3/15/50	620,000	665,745
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.071%	4/17/45	4,576,420	2,509,863	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.812%	2/12/49	15,212,778	9,880,369	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.436%	2/15/51	1,048,390	1,000,942	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.490%	5/15/28	11,407,035	11,245,384	(c)(d)
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	41,931,603	42,854,077	(c)(d)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	36,264,664	37,046,149	(c)(d)

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	52,354,583	$53,607,219	(c)(d)
JPMorgan Resecuritization Trust, 2015-1 4A1 (1 mo. USD LIBOR + 0.300%)	2.064%	9/27/36	8,434,563	8,285,755	(c)(d)
JPMorgan Resecuritization Trust, 2015-1 4A2	1.872%	9/27/36	14,161,520	11,121,587	(c)(d)
Legacy Mortgage Asset Trust, 2019- GS7 A1, Step Bond	3.250%	11/25/59	73,861,684	74,465,061	(d)
Lehman Mortgage Trust, 2006-7 3A4, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.358%	11/25/36	7,270,956	2,451,777	(c)
Lone Star Portfolio Trust, 2015- LSMZ M (1 mo. USD LIBOR + 7.218%)	8.957%	9/15/20	6,106,725	6,092,014	(c)(d)
Lone Star Portfolio Trust, 2015-LSP E (1 mo. USD LIBOR + 5.850%)	7.590%	9/15/28	38,778,969	39,058,992	(c)(d)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 7.150%)	8.890%	9/15/28	16,463,675	16,584,870	(c)(d)
Magnolia Finance XI DAC, 2019-2 A (1 mo. USD LIBOR + 2.750%)	4.542%	7/31/21	45,380,398	45,707,091	(c)(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	4.468%	7/25/34	305,390	295,269	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	2.002%	4/25/46	161,709	148,768	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	1,593,545	1,516,110	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	2,230,376	2,286,140	(d)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	2.142%	5/25/35	2,302,312	1,623,764	(c)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	4,738,983	2,972,769	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	748,333	469,429	(c)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.025%	9/12/49	1,962,039	843,319	(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	156,855	156,714

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	69

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	4.148%	7/25/34	14,471	$14,367	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	3.522%	7/25/35	1,109,374	1,049,769	(c)
Morgan Stanley Resecuritization Trust, 2015-R3 7A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	3.096%	4/26/47	11,180,564	11,122,070	(c)(d)
Mortgage Loan Resecuritization Trust, 2009-RS1 A85 (1 mo. USD LIBOR + 0.340%)	2.049%	4/16/36	50,625,153	44,785,729	(c)(d)
Multifamily Trust, 2016-1 B	9.880%	4/25/46	4,096,413	4,256,100	(c)(d)
New Residential Mortgage Loan Trust, 2019-3A A1A	3.750%	11/25/58	57,884,515	60,741,347	(c)(d)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2005-AP2 A5	5.476%	5/25/35	73,872	57,316
Nomura Resecuritization Trust, 2015-5R 3A5 (1 mo. USD LIBOR + 0.260%)	2.228%	2/26/46	9,690,240	8,899,865	(c)(d)
Prime Mortgage Trust, 2006-1 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.358%	6/25/36	12,346,502	2,741,658	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	29,555,657	25,498,694	(d)
RALI Series Trust, 2007-QS4 3A9	6.000%	3/25/37	2,460,044	2,284,354
RAMP Series Trust, 2004-SL4 A5	7.500%	7/25/32	514,615	342,740
RAMP Series Trust, 2005-SL1 A7	8.000%	5/25/32	252,128	194,951
RBSGC Mortgage Loan Trust, 2007-B 1A4 (1 mo. USD LIBOR + 0.450%)	2.242%	1/25/37	8,049,423	4,213,535	(c)
RBSSP Resecuritization Trust, 2009-12 9A2	4.137%	3/25/36	8,954,435	8,200,898	(c)(d)
Redwood Funding Trust, 2019-1 PT	4.213%	9/27/24	39,080,444	38,920,722	(d)
Reperforming Loan REMIC Trust, 2006-R2 AS, IO	4.168%	7/25/36	14,294,198	1,638,034	(c)(d)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	703	505
Residential Asset Securitization Trust, 2004-A2 1A3, PAC (1 mo. USD LIBOR + 0.400%)	2.192%	5/25/34	11,014	10,738	(c)

See Notes to Financial Statements.

70	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	2.690%	6/15/33	31,270,000	$31,276,282	(c)(d)
Shops at Crystals Trust, 2016-CSTL A	3.126%	7/5/36	11,160,000	11,298,565	(d)
Structured Adjustable Rate Mortgage Loan Trust, 2004-8 1A1	4.257%	7/25/34	782	801	(c)
Structured Asset Mortgage Investments II Trust, 2006-AR6 1A1 (1 mo. USD LIBOR + 0.180%)	1.972%	7/25/46	131,243	122,027	(c)
Structured Asset Mortgage Investments Trust, 2003-AR1 A1 (1 mo. USD LIBOR + 0.740%)	2.504%	10/19/33	86,668	85,648	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2002-9 A2 (1 mo. USD LIBOR + 0.600%)	2.392%	10/25/27	13,979	13,973	(c)
SunTrust Alternative Loan Trust, 2006-1F 3A (1 mo. USD LIBOR + 0.350%)	2.142%	4/25/36	18,151,923	4,798,160	(c)
UBS Commercial Mortgage Trust, 2017-C1 A4	3.460%	6/15/50	5,440,000	5,774,281
UBS Commercial Mortgage Trust, 2017-C3 A4	3.426%	8/15/50	6,000,000	6,346,739
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	5.655%	2/15/51	7,377,445	5,838,014	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2003-AR9 1A7	4.322%	9/25/33	8,140	8,308	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR15 A1C3 (1 mo. USD LIBOR + 0.480%)	2.272%	11/25/45	28,447,112	18,874,784	(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	9,707,492	9,966,172	(c)(d)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	3.668%	3/25/37	13,490,304	1,360,982	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1 (1 mo. USD LIBOR + 0.430%)	2.222%	6/25/37	5,023,520	4,173,275	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.284%	7/15/46	450,000	465,873	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	71

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (k) — continued
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000		$5,845,257
Wells Fargo Commercial Mortgage Trust, 2017-C41 XA, IO	1.222%	11/15/50	31,898,492		2,398,355	(c)
Wells Fargo Commercial Mortgage Trust, 2018-C44 A5	4.212%	5/15/51	7,530,000		8,405,500
WFRBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.345%	6/15/45	176,017		4,258	(c)(d)
WFRBS Commercial Mortgage Trust, 2013-C14 D	3.977%	6/15/46	3,030,000		2,893,632	(c)(d)
WFRBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	270,000		288,168	(c)
WFRBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.032%	3/15/47	45,175,739		1,442,380	(c)
Total Collateralized Mortgage Obligations (Cost — $2,727,266,996)					2,736,536,292
Sovereign Bonds — 8.0%
Argentina — 0.3%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	56.589%	6/21/20	442,980,000	ARS	3,899,764	(c)(g)
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	626,050,000	ARS	3,202,846	(g)
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	5,430,000		2,947,947
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	50,540,000		26,296,568
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	11,600,000		6,065,031
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	1,390,000		657,258
Argentine Republic Government International Bond, Senior Notes	7.125%	7/6/36	3,600,000		1,722,402
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	5,450,000		2,757,346
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	32,960,000		15,892,818
Argentine Republic Government International Bond, Senior Notes, Step Bond (3.750% to 3/31/2029 then 5.250%)	3.750%	12/31/38	22,200,000		10,898,979
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	9,210,000		3,891,225	(d)

See Notes to Financial Statements.

72	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,550,000		$689,750	(d)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	7,890,000		3,412,425	(d)
Total Argentina					82,334,359
Brazil — 1.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	497,723,000	BRL	130,057,455
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	270,145,000	BRL	74,669,560
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	34,396,000	BRL	10,083,585
Brazilian Government International Bond, Senior Notes	2.625%	1/5/23	4,490,000		4,498,980
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	18,440,000		19,836,830
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	25,970,000		29,175,607
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	34,140,000		35,581,903
Brazilian Government International Bond, Senior Notes	5.625%	2/21/47	50,990,000		57,768,356
Total Brazil					361,672,276
China — 0.2%
China Government Bond, Senior Notes	3.380%	11/21/24	115,500,000	CNH	16,989,481	(l)
China Government Bond, Senior Notes	3.390%	5/21/25	59,000,000	CNH	8,702,001	(l)
China Government Bond, Senior Notes	3.310%	11/30/25	273,500,000	CNH	40,263,111	(l)
Total China					65,954,593
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	19,220,000		23,946,871
Ecuador — 0.0%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	14,140,000		12,607,330	(d)
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	15,630,000		16,381,818	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	73

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.9%
Indonesia Government International Bond, Senior Notes	5.875%	3/13/20	310,000		$312,216	(l)
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	510,000		530,719	(l)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	24,750,000		25,590,754	(l)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	370,000		382,569	(d)
Indonesia Government International Bond, Senior Notes	5.375%	10/17/23	7,620,000		8,444,283	(l)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	10,410,000		11,105,188	(d)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	3,010,000		3,146,477
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	5,050,000		5,670,373	(l)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	22,340,000		26,671,073	(d)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	3,610,000		4,309,873	(l)
Indonesia Government International Bond, Senior Notes	5.250%	1/8/47	23,930,000		29,480,233	(d)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	3,900,000		4,501,150	(d)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	28,860,000		31,832,042
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	3,160,000		3,250,974
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	1,645,317,000,000	IDR	118,348,798
Indonesia Treasury Bond, Senior Notes	7.500%	6/15/35	279,479,000,000	IDR	20,210,176
Total Indonesia					293,786,898
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	7,780,000		8,440,600	(l)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	8,110,000		8,837,832	(d)
Total Kenya					17,278,432

See Notes to Financial Statements.

74	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	24,270,000		$26,125,927	(d)
Mexico — 2.4%
Mexican Bonos, Bonds	10.000%	12/5/24	324,780,000	MXN	19,513,253
Mexican Bonos, Bonds	8.000%	11/7/47	6,679,000,000	MXN	387,292,805
Mexican Bonos, Senior Notes	8.500%	5/31/29	2,067,380,000	MXN	121,787,079
Mexican Bonos, Senior Notes	7.750%	11/23/34	381,940,000	MXN	21,649,024
Mexican Bonos, Senior Notes	7.750%	11/13/42	2,668,886,200	MXN	149,834,511
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	11,650,000		12,330,768
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	28,480,000		31,283,713
Mexico Government International Bond, Senior Notes	5.750%	10/12/2110	9,190,000		10,903,338
Total Mexico					754,594,491
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	8,130,000		8,324,038	(d)
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	9,270,000		9,468,647	(d)
Total Nigeria					17,792,685
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	2,330,000		3,415,629
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	14,180,000		20,769,375
Total Peru					24,185,004
Poland — 0.1%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	34,880,000		37,596,350
Qatar — 0.3%
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	22,950,000		25,658,146	(d)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	50,690,000		62,878,309	(d)
Total Qatar					88,536,455
Russia — 1.7%
Russian Federal Bond — OFZ	7.000%	1/25/23	1,326,230,000	RUB	22,222,906
Russian Federal Bond — OFZ	7.000%	8/16/23	3,299,070,000	RUB	55,321,895
Russian Federal Bond — OFZ	7.750%	9/16/26	256,110,000	RUB	4,505,077

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	75

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond — OFZ	8.150%	2/3/27	2,696,040,000	RUB	$48,561,624
Russian Federal Bond — OFZ	7.050%	1/19/28	6,370,818,000	RUB	108,419,254
Russian Federal Bond — OFZ	6.900%	5/23/29	6,829,060,000	RUB	116,026,215
Russian Federal Bond — OFZ	7.650%	4/10/30	5,213,630,000	RUB	92,779,997
Russian Federal Bond — OFZ	7.250%	5/10/34	309,130,000	RUB	5,371,626
Russian Federal Bond — OFZ	7.700%	3/16/39	4,742,870,000	RUB	86,541,784
Total Russia					539,750,378
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	26,930,000		27,297,191	(d)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	80,700,000		78,837,121	(d)
Total United Arab Emirates					106,134,312
Uruguay — 0.0%
Uruguay Government International Bond, Senior Notes	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $2,471,540,034)					2,468,678,180
Senior Loans — 4.5%
Communication Services — 0.7%
Diversified Telecommunication Services — 0.1%
Commscope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.049%	4/4/26	1,995,000		2,010,451	(c)(m)(n)
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	3.549%	3/1/27	20,767,251		20,892,727	(c)(m)(n)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	4.240%	1/31/28	21,570,528		21,732,307	(c)(m)(n)(o)
Total Diversified Telecommunication Services					44,635,485
Entertainment — 0.1%
AMC Entertainment Holdings Inc., Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.800%	4/22/26	4,608,392		4,647,563	(c)(m)(n)
CEOC LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.799%	10/7/24	15,181,382		15,299,979	(c)(m)(n)(o)
Total Entertainment					19,947,542
Media — 0.5%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.550%	4/30/25	32,859,090		33,120,944	(c)(m)(n)(o)

See Notes to Financial Statements.

76	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Diamond Sports Group LLC, Term Loan (1 mo. USD LIBOR + 3.250%)	5.030%	8/24/26	5,396,475	$5,422,616	(c)(m)(n)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	4.145%	11/18/24	4,014,308	4,054,451	(c)(h)(m)(n)
iHeartCommunications Inc., Term Loan (1 mo. USD LIBOR + 4.000%)	5.691%	5/1/26	11,241,266	11,363,717	(c)(m)(n)(o)
Nexstar Broadcasting Inc., Term Loan B4 (3 mo. USD LIBOR + 2.750%)	4.452%	9/18/26	38,825,125	39,083,972	(c)(m)(n)(o)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	5.427%	1/31/26	11,875,195	11,912,245	(c)(m)(n)
Terrier Media Buyer Inc., Term Loan	—	12/17/26	25,050,000	25,331,813	(o)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	3/15/24	15,253,267	15,087,113	(c)(m)(n)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.240%	4/15/25	8,238,250	8,257,132	(c)(m)(n)
Total Media				153,634,003
Wireless Telecommunication Services — 0.0%
CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.500%)	4.240%	4/15/27	5,730,000	5,768,202	(c)(m)(n)
Sprint Communications Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.313%	2/2/24	6,438,658	6,396,362	(c)(m)(n)
Total Wireless Telecommunication Services				12,164,564
Total Communication Services				230,381,594
Consumer Discretionary — 1.0%
Auto Components — 0.0%
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.305%	4/30/26	18,553,500	18,665,433	(c)(m)(n)
Commercial Services & Supplies — 0.1%
Aramark Services Inc., Term Loan B4	—	1/27/27	18,000,000	18,118,116	(o)
Atlantic Aviation FBO Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	5.550%	12/6/25	3,712,500	3,761,226	(c)(m)(n)
Total Commercial Services & Supplies				21,879,342

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	77

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.944%	9/23/26	28,785,989	$28,897,938	(c)(m)(n)
Hotels, Restaurants & Leisure — 0.7%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.549%	11/19/26	40,758,160	40,859,811	(c)(m)(n)(o)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	7/31/24	14,879,184	14,988,457	(c)(m)(n)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.549%	3/11/25	14,934,742	15,016,420	(c)(m)(n)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	3.853%	9/15/23	559,656	564,259	(c)(m)(n)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.549%	12/23/24	22,965,409	23,029,206	(c)(m)(n)
Four Seasons Hotels Ltd., Restated Term Loan (1 mo. USD LIBOR + 2.000%)	3.799%	11/30/23	11,792,946	11,922,338	(c)(m)(n)(o)
Golden Nugget Inc., Term Loan B	4.549- 4.716%	10/4/23	18,662,887	18,754,074	(c)(m)(n)(o)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.542%	6/22/26	31,171,278	31,444,027	(c)(m)(n)(o)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	4.299%	5/15/26	11,676,981	11,777,695	(c)(m)(n)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	4.549%	8/14/24	35,020,644	35,164,474	(c)(m)(n)
Station Casinos LLC, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	4.300%	6/8/23	11,366,717	11,431,280	(c)(m)(n)
Total Hotels, Restaurants & Leisure				214,952,041
Specialty Retail — 0.1%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.691- 5.694%	7/1/22	11,652,005	9,620,187	(c)(m)(n)

See Notes to Financial Statements.

78	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	4.292- 4.305%	1/30/23	7,029,146	$6,818,272	(c)(m)(n)
Party City Holdings Inc., 2018 Replacement Term Loan	4.210- 4.300%	8/19/22	7,843,096	7,315,648	(c)(m)(n)
Total Specialty Retail				23,754,107
Total Consumer Discretionary				308,148,861
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertson’s LLC, 2019 Term Loan B7 (1 mo. USD LIBOR + 2.750%)	4.549%	11/17/25	9,296,614	9,393,048	(c)(m)(n)(o)
Albertson’s LLC, 2019 Term Loan B8 (1 mo. USD LIBOR + 2.750%)	4.549%	8/17/26	5,619,278	5,678,651	(c)(m)(n)
Total Consumer Staples				15,071,699
Financials — 0.8%
Capital Markets — 0.2%
Blackstone CQP Holdco LP, Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.408%	9/30/24	5,999,850	6,042,035	(c)(m)(n)
Edelman Financial Center LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.035%	7/21/25	11,040,273	11,116,175	(c)(m)(n)
First Eagle Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.695%	12/2/24	10,992,205	11,060,906	(c)(m)(n)
Focus Financial Partners LLC, Term Loan B2 (1 mo. USD LIBOR + 2.500%)	4.299%	7/3/24	13,703,773	13,815,116	(c)(m)(n)
RPI Finance Trust, Initial Term Loan B6 (1 mo. USD LIBOR + 2.000%)	3.799%	3/27/23	17,756,272	17,921,512	(c)(m)(n)(o)
Total Capital Markets				59,955,744
Diversified Financial Services — 0.5%
Citadel Securities LP, Term Loan (1 mo. USD LIBOR + 3.500%)	5.299%	2/27/26	14,692,366	14,710,731	(c)(h)(m)(n)
Finco I LLC, 2018 Replacement Term Loan (1 mo. USD LIBOR + 2.000%)	3.799%	12/27/22	1,875,386	1,888,280	(c)(m)(n)
Guggenheim Partners Investment Management Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.549%	7/21/23	2,954,460	2,960,461	(c)(m)(n)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	79

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Intelsat Jackson Holdings SA, Term Loan B3 (6 mo. USD LIBOR + 3.750%)	5.682%	11/27/23	10,458,754	$10,492,745	(c)(m)(n)
Jane Street Group LLC, New Term Loan (1 mo. USD LIBOR + 3.000%)	4.799%	8/25/22	15,823,015	15,823,015	(c)(m)(n)(o)
LPL Holdings Inc., Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.542%	11/11/26	2,063,178	2,079,081	(c)(m)(n)
Stars Group Holdings BV, USD Term Loan (3 mo. USD LIBOR + 3.500%)	5.445- 5.446%	7/10/25	997,608	1,007,659	(c)(m)(n)
TKC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.550%	2/1/23	4,685,104	4,372,762	(c)(m)(n)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	3.549%	11/16/26	11,718,108	11,783,108	(c)(m)(n)(o)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	5.050%	4/29/26	24,037,525	24,229,825	(c)(m)(n)(o)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.197%	3/1/26	13,078,238	13,145,264	(c)(m)(n)(o)
Wynn Resorts Finance LLC, First Lien Term Loan A	—	9/20/24	38,553,000	38,673,478	(h)(o)
Total Diversified Financial Services				141,166,409
Insurance — 0.1%
Asurion LLC, Fourteenth Amendment Replacement Term Loan B4 (1 mo. USD LIBOR + 3.000%)	4.799%	8/4/22	17,375,734	17,501,708	(c)(m)(n)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	4.799%	11/3/24	18,341,279	18,463,560	(c)(m)(n)(o)
Total Insurance				35,965,268
Total Financials				237,087,421
Health Care — 0.9%
Health Care Providers & Services — 0.7%
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 3.250%)	5.035%	4/28/22	7,442,515	7,300,646	(c)(m)(n)
Grifols Worldwide Operations USA Inc., Term Loan B	—	11/15/27	31,820,000	32,120,285	(o)
HCA Inc., Term Loan B12 (1 mo. USD LIBOR + 1.750%)	3.549%	3/13/25	6,259,791	6,303,384	(c)(m)(n)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	8/18/22	21,005,393	21,142,516	(c)(m)(n)(o)

See Notes to Financial Statements.

80	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
LifePoint Health Inc., First Lien Term Loan B	6.299- 8.250%	11/16/25	38,072,428	$38,425,397	(c)(m)(n)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.695%	6/7/23	27,007,273	26,714,704	(c)(m)(n)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.299%	8/6/26	17,650,000	17,600,368	(c)(m)(n)
Phoenix Guarantor Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.210%	3/5/26	18,296,241	18,422,028	(c)(m)(n)
Sotera Health Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.289%	12/11/26	39,070,000	39,249,058	(c)(m)(n)
Total Health Care Providers & Services				207,278,386
Health Care Technology — 0.2%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.401%	2/11/26	33,352,788	33,574,851	(c)(m)(n)
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	3/1/24	37,269,912	37,452,386	(c)(m)(n)
Total Health Care Technology				71,027,237
Pharmaceuticals — 0.0%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.740%	6/2/25	14,319,392	14,424,553	(c)(m)(n)
Total Health Care				292,730,176
Industrials — 0.5%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.515%	1/15/25	17,514,949	17,646,312	(c)(m)(n)
Airlines — 0.1%
American Airlines Inc., 2017 Replacement Term Loan B (1 mo. USD LIBOR + 2.000%)	3.740%	12/14/23	13,929,293	13,992,838	(c)(m)(n)(o)
Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, Delayed Draw Term Loan	6.055%	7/10/26	2,460,747	2,479,511	(c)(m)(n)(o)
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.049%	7/10/26	24,853,548	25,043,056	(c)(m)(n)(o)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	81

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
API Group Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	10/1/26	16,120,000	$16,268,610	(c)(m)(n)
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	6.660%	10/23/26	11,090,000	11,168,551	(c)(m)(n)
GFL Environmental Inc., 2018 Incremental Term Loan (1 mo. USD LIBOR + 3.000%)	4.799%	5/30/25	7,381,266	7,401,697	(c)(m)(n)(o)
Total Commercial Services & Supplies				62,361,425
Electrical Equipment — 0.0%
Brookfield WEC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.299%	8/1/25	8,338,942	8,404,961	(c)(m)(n)(o)
Road & Rail — 0.1%
Genesee & Wyoming Inc., Term Loan	—	11/6/26	27,890,000	28,195,061	(o)
Trading Companies & Distributors — 0.0%
BrightView Landscapes LLC, Initial Term Loan	4.250- 4.313%	8/15/25	9,426,450	9,512,862	(c)(m)(n)
Delos Finance SARL, 2018 Term Loan (3 mo. USD LIBOR + 1.750%)	3.695%	10/6/23	1,406,148	1,413,304	(c)(m)(n)
Total Trading Companies & Distributors				10,926,166
Transportation Infrastructure — 0.0%
Flying Fortress Holdings LLC, Refinancing Term Loan (3 mo. USD LIBOR + 1.750%)	3.695%	10/31/22	2,488,799	2,501,437	(c)(m)(n)
Total Industrials				144,028,200
Information Technology — 0.3%
IT Services — 0.1%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	5.555%	9/30/24	36,799,772	37,006,771	(c)(m)(n)(o)
Software — 0.2%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.799%	10/16/26	33,540,000	33,660,543	(c)(m)(n)
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	3.800%	9/19/25	11,850,653	11,944,249	(c)(m)(n)(o)

See Notes to Financial Statements.

82	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
MA Financeco LLC, Term Loan B3 (1 mo. USD LIBOR + 2.500%)	4.299%	6/21/24	349,861	$351,225	(c)(m)(n)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	6/21/24	2,362,694	2,371,909	(c)(m)(n)
Total Software				48,327,926
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., New Term Loan B4 (3 mo. USD LIBOR + 1.750%)	3.452%	4/29/23	13,521,710	13,608,979	(c)(m)(n)
Total Information Technology				98,943,676
Materials — 0.1%
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	3.715%	10/1/22	13,915,615	13,988,923	(c)(m)(n)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	2/6/23	27,315,075	27,438,839	(c)(m)(n)
Total Materials				41,427,762
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.799%	3/21/25	13,322,012	13,404,090	(c)(m)(n)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.785%	12/20/24	12,458,182	12,529,991	(c)(m)(n)(o)
Total Equity Real Estate Investment Trusts (REITs)				25,934,081
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	4.049%	4/18/24	11,470,106	11,533,558	(c)(m)(n)
Total Real Estate				37,467,639
Total Senior Loans (Cost — $1,400,679,075)				1,405,287,028

			Face Amount†/ Units
Asset-Backed Securities — 3.2%
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	20,030,000	20,330,650	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	83

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	34,800,000	$35,931,508	(d)
Avis Budget Rental Car Funding AESOP LLC, 2019-3A A	2.360%	3/20/26	30,370,000	30,128,191	(d)
Bear Stearns Asset Backed Securities I Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	1.664%	9/25/34	1,425,327	1,391,286	(c)
Brazos Student Finance Corp., 2009-1 AS (3 mo. USD LIBOR + 2.500%)	4.447%	12/27/39	5,648,236	5,802,695	(c)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	3.292%	10/25/37	47,370,000	48,108,513	(c)(d)
CIT Mortgage Loan Trust, 2007-1 1M2 (1 mo. USD LIBOR + 1.750%)	3.542%	10/25/37	108,930,000	91,626,709	(c)(d)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	36,638,237	38,109,701	(d)
Conseco Finance Corp., 1993-2 B	3.500%	7/15/18	54	0	(c)(i)
Conseco Finance Corp., 1999-3 A9	6.530%	2/1/31	12,817,251	12,397,386	(c)
ContiMortgage Home Equity Loan Trust, 1997-4 B1F	7.330%	10/15/28	18,635	138,683	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1 (1 mo. USD LIBOR + 0.340%)	2.132%	12/25/36	54,078	36,801	(c)(d)
Countrywide Home Equity Loan Trust, 2006-E 2A (1 mo. USD LIBOR + 0.140%)	1.880%	7/15/36	36,606	35,318	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	1.890%	11/15/36	462,737	410,236	(c)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	4.999%	8/9/24	58,815,000	58,776,342	(c)(d)
CWHEQ Revolving Home Equity Loan Trust Series, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	1.880%	1/15/37	4,493,743	4,329,723	(c)
EFS Volunteer No 2 LLC, 2012-1 A2 (1 mo. USD LIBOR + 1.350%)	3.142%	3/25/36	14,093,310	14,225,359	(c)(d)
Fannie Mae Grantor Trust, 2017-T1 A	2.898%	6/25/27	6,786,758	6,978,607
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	49,520,000	54,041,864

See Notes to Financial Statements.

84	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN (1 mo. USD LIBOR + 0.500%)	2.292%	10/25/34	2,696,593	$2,658,063	(c)(d)
Goal Capital Funding Trust, 2005-2 A4 (3 mo. USD LIBOR + 0.200%)	2.110%	8/25/44	35,304,178	33,997,725	(c)
Green Tree Home Improvement Loan Trust, 201996-A B2	7.400%	2/15/26	2,628	2,767
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	2.192%	10/25/46	6,193,513	5,914,902	(c)(d)
Hertz Vehicle Financing II LP, 2015-1A C	4.350%	3/25/21	14,481,000	14,513,574	(d)
Hertz Vehicle Financing II LP, 2016-2A D	5.970%	3/25/22	10,226,000	10,480,169	(d)
Hertz Vehicle Financing II LP, 2017-1A D	6.490%	10/25/21	24,750,000	25,119,419	(d)
HSI Asset Securitization Corp. Trust, 2007-OPT1 1A (1 mo. USD LIBOR + 0.140%)	1.932%	12/25/36	87,915,577	78,121,219	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3 (1 mo. USD LIBOR + 0.160%)	1.952%	10/25/36	3,724,039	1,582,559	(c)
Morgan Stanley ABS Capital I Inc. Trust, 2003-HE3 M1 (1 mo. USD LIBOR + 1.020%)	2.812%	10/25/33	269,557	270,371	(c)
Morgan Stanley Resecuritization Trust, 2015-R7 1BXA	8.461%	2/26/29	18,137,842	19,914,407	(c)(d)
Option One Mortgage Loan Trust, 2007-FXD2 1A1	5.820%	3/25/37	33,320,572	33,639,674
Origen Manufactured Housing Contract Trust, 2006-A A2	3.490%	10/15/37	10,647,638	10,241,494	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	4.210%	4/15/37	14,239,293	13,971,908	(c)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2 (1 mo. USD LIBOR + 1.800%)	3.592%	7/25/35	2,797,957	2,814,084	(c)
RAMP Series Trust, 2006-RZ4 M1 (1 mo. USD LIBOR + 0.350%)	2.142%	10/25/36	17,250,000	16,521,717	(c)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.917%	8/25/33	1,326,710	1,317,305	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	85

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Ratchet Trading Ltd., 2018-1 A	15.190%	1/26/27	3,354,063	$3,259,220	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 A3 (1 mo. USD LIBOR + 0.620%)	2.412%	3/25/34	5,486,394	5,500,339	(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	14,026,485	9,921,733
Residential Funding Securities Corp., 2002-RP2 A1 (1 mo. USD LIBOR + 1.500%)	3.292%	10/25/32	1,329,215	1,311,700	(c)(d)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	2.252%	4/25/36	243,411	241,337	(c)
SBA Small Business Investment Cos., 2018-10B 1	3.548%	9/10/28	8,950,081	9,318,598
SBA Small Business Investment Cos., 2019-10A 1	3.113%	3/10/29	16,768,363	17,411,918
Securitized Asset Backed Receivables LLC Trust, 2006-WM3 A1 (1 mo. USD LIBOR + 0.050%)	1.842%	10/25/36	28,473,382	13,161,365	(c)
Securitized Asset Backed Receivables LLC Trust, 2006-WM3 A2 (1 mo. USD LIBOR + 0.160%)	1.952%	10/25/36	77,610,138	36,619,436	(c)
Securitized Asset Backed Receivables LLC Trust, 2006-WM3 A3 (1 mo. USD LIBOR + 0.220%)	2.012%	10/25/36	39,341,612	18,768,978	(c)
SLM Student Loan EDC Repackaging Trust, 2013-M1 M1	3.500%	10/28/29	1,163,994	1,158,664	(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	37,128,651	(d)
SoFi Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	4,200	4,979,520	(d)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.012%	2/25/36	1,096,591	48,271	(c)(d)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-BC2 A4 (1 mo. USD LIBOR + 0.150%)	1.942%	3/25/37	26,642,888	21,321,032	(c)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	7.082%	5/25/31	5,519,898	5,088,957	(c)(d)
Towd Point Mortgage Trust, 2019- HY2 A1 (1 mo. USD LIBOR + 1.000%)	2.792%	5/25/58	48,496,065	48,778,826	(c)(d)

See Notes to Financial Statements.

86	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	10,246,450	$10,529,307
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	10,310,000	10,467,545
Upgrade Pass-Through Trust, 2018-3 A	15.498%	6/15/24	6,802,601	6,623,883	(d)
Upgrade Pass-Through Trust I, 2017-1 CERT	14.960%	12/27/27	3,603,292	3,521,631	(c)(d)
Upgrade Pass-Through Trust I, 2018-2 A	16.537%	5/15/24	5,712,844	5,617,165	(d)
Upgrade Pass-Through Trust I, 2018-5 A	12.075%	9/15/24	7,548,760	7,420,061	(d)
Upgrade Pass-Through Trust I, 2018-6 A	5.339%	10/15/24	6,806,113	6,638,553	(d)
Upgrade Pass-Through Trust IV, 2018-4 A	15.308%	8/15/24	7,251,840	7,043,872	(d)
Total Asset-Backed Securities (Cost — $994,232,823)				985,761,491

			Face Amount†
U.S. Treasury Inflation Protected Securities — 2.1%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	12,180,349	15,929,759
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	19,295,799	25,431,178
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	76,021,575	79,014,829
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	68,306,430	80,612,179
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	66,295,544	72,966,319
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	3,773,959	4,047,628
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	83,727,226	92,727,715
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	253,995,288	282,496,153
Total U.S. Treasury Inflation Protected Securities (Cost — $603,922,255)				653,225,760

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	87

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Japan — 0.3%
Japanese Government CPI Linked Bond, Senior Notes (Cost — $94,018,257)	0.100%	3/10/26	9,469,200,800	JPY	$89,066,524

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
Australian Dollar Futures, Call @ $68.00	1/3/20	282	282,000		673,980
Australian Dollar Futures, Call @ $68.50	1/3/20	297	297,000		561,330
Australian Dollar Futures, Call @ $69.00	2/7/20	141	141,000		219,960
Australian Dollar Futures, Call @ $69.50	2/7/20	347	347,000		405,990
Australian Dollar Futures, Put @ $68.00	1/3/20	288	288,000		1,440
Canadian Dollar Futures, Call @ $76.00	1/3/20	282	282,000		307,380
Canadian Dollar Futures, Put @ $75.50	1/3/20	626	626,000		3,130
Euro Futures, Call @ $1.11	1/3/20	422	52,750,000		960,050
Euro Futures, Call @ $1.13	2/7/20	64	8,000,000		72,800
Euro Futures, Put @ $1.11	1/3/20	282	35,250,000		1,763
Euro-Bund Futures, Call @ 172.50 EUR	1/24/20	263	26,300,000		50,151
Euro-Bund Futures, Call @ 180.00 EUR	1/24/20	719	71,900,000		8,065
U.S. Treasury 2-Year Notes Futures, Put @ $105.75	2/21/20	17,811	35,622,000		0	(i)
U.S. Treasury 2-Year Notes Futures, Put @ $106.88	2/21/20	266	532,000		0	(i)
U.S. Treasury 2-Year Notes Futures, Put @ $107.00	2/21/20	4,734	9,468,000		0	(i)
U.S. Treasury 5-Year Notes Futures, Call @ $118.50	1/24/20	4,834	4,834,000		1,661,688
U.S. Treasury 5-Year Notes Futures, Put @ $111.00	2/21/20	78,403	78,403,000		0	(i)

See Notes to Financial Statements.

88	Western Asset Core Plus Bond Fund 2019 Annual Report

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Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Put @ $128.00	1/24/20	721	721,000	$236,578
U.S. Treasury 10-Year Notes Futures, Put @ $128.50	1/24/20	206	206,000	112,656
U.S. Treasury Long-Term Bonds Futures, Call @ $155.50	1/24/20	206	206,000	292,906
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	1/24/20	515	515,000	595,469
U.S. Treasury Long-Term Bonds Futures, Call @ $156.50	1/24/20	206	206,000	189,906
U.S. Treasury Long-Term Bonds Futures, Call @ $157.00	1/24/20	165	165,000	121,172
Total Purchased Options (Cost — $5,746,999)				6,476,414
Total Investments before Short-Term Investments (Cost — $29,868,341,238)				30,872,330,068

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 2.9%
Commercial Paper — 0.4%
Santander UK PLC (Cost — $113,680,956)	1.754%	1/7/20	113,720,000	113,682,078	(p)

			Shares
Money Market Funds — 2.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $785,260,328)	1.496%		785,260,328	785,260,328	(q)
Total Short-Term Investments (Cost — $898,941,284)				898,942,406
Total Investments — 102.6% (Cost — $30,767,282,522)				31,771,272,474
Liabilities in Excess of Other Assets — (2.6)%				(797,050,352)
Total Net Assets — 100.0%				$30,974,222,122

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	89

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Securities traded on a when-issued or delayed delivery basis.

(b)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2019, the Fund held TBA securities with a total cost of $1,020,531,253.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of December 31, 2019.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	Value is less than $1.

(j)	The maturity principal is currently in default as of December 31, 2019.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	All or a portion of this loan is unfunded as of December 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(p)	Rate shown represents yield-to-maturity.

(q)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $785,260,328 and the cost was $785,260,328 (Note 8).

See Notes to Financial Statements.

90	Western Asset Core Plus Bond Fund 2019 Annual Report

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Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARS	— Argentine Peso

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

CNH	— Chinese Offshore Yuan

CPI	— Consumer Price Index

EUR	— Euro

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options

Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro Futures, Call	1/3/20	$1.12		140	17,500,000	$(145,250)
Euro-Bund Futures, Call	1/24/20	171.50	EUR	263	26,300,000	(115,053)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	118.75		3,412	3,412,000	(746,375)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	119.00		6,166	6,166,000	(818,925)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	119.25		2,134	2,134,000	(166,719)
U.S. Treasury 5-Year Notes Futures, Call	2/21/20	118.75		1,065	1,065,000	(391,055)
U.S. Treasury 5-Year Notes Futures, Call	2/21/20	119.00		2,129	2,129,000	(582,149)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.00		2,967	2,967,000	(231,797)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.50		2,142	2,142,000	(502,031)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.75		213	213,000	(76,547)
U.S. Treasury 5-Year Notes Futures, Put	2/21/20	118.00		640	640,000	(125,000)
U.S. Treasury 5-Year Notes Futures, Put	2/21/20	118.50		1,494	1,494,000	(571,923)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	128.50		1,184	1,184,000	(555,000)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	91

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Schedule of Written Options (cont’d)

Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	$128.75	618	618,000	$(222,094)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	129.00	1,390	1,390,000	(369,219)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	129.50	3,433	3,433,000	(482,766)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	130.00	2,684	2,684,000	(209,688)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	130.50	620	620,000	(29,063)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	129.00	1,338	1,338,000	(710,812)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	129.50	1,235	1,235,000	(463,125)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	130.50	622	622,000	(106,906)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	131.00	5,272	5,272,000	(659,000)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	131.50	1,235	1,235,000	(115,781)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	132.00	412	412,000	(25,750)
U.S. Treasury 10-Year Notes Futures, Put	1/24/20	129.00	206	206,000	(173,813)
U.S. Treasury 10-Year Notes Futures, Put	2/21/20	128.00	1,036	1,036,000	(598,937)
U.S. Treasury 10-Year Notes Futures, Put	2/21/20	128.50	618	618,000	(502,125)
U.S. Treasury Long-Term Bonds Futures, Call	1/24/20	158.00	515	515,000	(225,313)
U.S. Treasury Long-Term Bonds Futures, Call	1/24/20	159.00	536	536,000	(134,000)
U.S. Treasury Long-Term Bonds Futures, Call	1/24/20	160.00	515	515,000	(80,469)
U.S. Treasury Long-Term Bonds Futures, Call	1/24/20	161.00	103	103,000	(9,656)
U.S. Treasury Long-Term Bonds Futures, Call	1/24/20	162.00	309	309,000	(19,313)
U.S. Treasury Long-Term Bonds Futures, Call	2/21/20	157.00	515	515,000	(659,844)
U.S. Treasury Long-Term Bonds Futures, Call	2/21/20	158.00	823	823,000	(771,562)
U.S. Treasury Long-Term Bonds Futures, Call	2/21/20	160.00	2,676	2,676,000	(1,296,187)
U.S. Treasury Long-Term Bonds Futures, Call	2/21/20	161.00	103	103,000	(35,406)
U.S. Treasury Long-Term Bonds Futures, Call	2/21/20	162.00	206	206,000	(51,500)
U.S. Treasury Long-Term Bonds Futures, Put	1/24/20	155.00	309	309,000	(251,062)
U.S. Treasury Long-Term Bonds Futures, Put	1/24/20	156.00	206	206,000	(257,500)
Total Exchange-Traded Written Options (Premiums received — $22,719,271)					$(13,488,715)

See Notes to Financial Statements.

92	Western Asset Core Plus Bond Fund 2019 Annual Report

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Schedule of Written Options (cont’d)
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Interest rate swaption with Citibank N.A., Call	Citibank N.A.	2/4/20	137.00	bps	108,470,000	108,470,000	$(22,606)
Interest rate swaption with Citibank N.A., Put	Citibank N.A.	2/4/20	177.00	bps	108,470,000	108,470,000	(297,115)
Total OTC Written Options (Premiums received — $559,976)							$(319,721)
Total Written Options (Premiums received — $23,279,247)							$(13,808,436)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

EUR	— Euro

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	8,888	6/20	$2,164,573,811	$2,184,448,200	$19,874,389
90-Day Eurodollar	11,840	12/20	2,915,776,588	2,912,048,000	(3,728,588)
90-Day Eurodollar	20,444	3/21	5,023,776,059	5,031,268,400	7,492,341
Australian Dollar	3,971	3/20	270,960,272	279,478,980	8,518,708
British Pound	4,362	3/20	360,032,174	362,373,150	2,340,976
Canadian Dollar	2,383	3/20	180,204,462	183,693,555	3,489,093
Euro	4,667	3/20	650,655,628	658,163,675	7,508,047
Euro-Bobl	237	3/20	35,655,169	35,524,587	(130,582)
Euro-BTP	4,821	3/20	769,276,594	770,383,179	1,106,585
Japanese Yen	1,752	3/20	202,691,900	202,476,450	(215,450)
Mexican Peso	1,552	3/20	39,762,405	40,654,640	892,235
Russian Ruble	4,282	3/20	166,100,643	171,226,475	5,125,832
Swiss Franc	344	3/20	43,919,448	44,720,000	800,552
U.S. Treasury 2-Year Notes	34,368	3/20	7,411,275,513	7,406,304,000	(4,971,513)
U.S. Treasury 5-Year Notes	112,922	3/20	13,432,405,992	13,393,608,408	(38,797,584)
U.S. Treasury 10-Year Notes	48,272	3/20	6,243,410,658	6,199,180,991	(44,229,667)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	93

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury Ultra Long-Term Bonds	10,530	3/20	$1,969,297,846	$1,912,840,313	$(56,457,533)
					(91,382,159)
Contracts to Sell:
3 Month Euro EURI- BOR	152	1/20	42,794,894	42,788,705	6,189
3 Month Euro EURI- BOR	2,803	3/20	789,133,041	789,057,495	75,546
30-Day Federal Funds	409	1/20	166,876,051	167,784,370	(908,319)
90-Day Eurodollar	28,798	3/20	7,076,382,774	7,074,588,675	1,794,099
90-Day Eurodollar	18,459	6/21	4,542,799,986	4,542,759,900	40,086
90-Day EuroDollar	7,159	1/20	1,757,020,879	1,757,221,294	(200,415)
Australian 10-Year Bonds	295	3/20	30,105,117	29,594,658	510,459
Euro-Bund	17,215	3/20	3,323,305,965	3,292,173,067	31,132,898
Euro-Buxl	791	3/20	180,332,737	176,015,571	4,317,166
Euro-OAT	901	3/20	165,828,257	164,503,777	1,324,480
Japanese 10-Year Bonds	316	3/20	442,751,251	442,583,222	168,029
U.S. Treasury Long- Term Bonds	7,053	3/20	1,121,553,968	1,099,606,781	21,947,187
U.S. Treasury Ultra 10-Year Notes	5,437	3/20	775,939,009	765,002,918	10,936,091
United Kingdom Long Gilt Bonds	6,277	3/20	1,102,009,458	1,092,360,876	9,648,582
					80,792,078
Net unrealized depreciation on open futures contracts					$(10,590,081)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	3,684,421,854,900	USD	255,827,097	Barclays Bank PLC	1/17/20	$9,168,526
INR	17,338,937,000	USD	242,037,159	Barclays Bank PLC	1/17/20	471,731
MXN	2,979,892,186	USD	148,583,775	Barclays Bank PLC	1/17/20	8,622,297
MXN	3,022,500,000	USD	156,487,028	Barclays Bank PLC	1/17/20	2,966,846
USD	10,137,585	AUD	15,000,000	Barclays Bank PLC	1/17/20	(393,239)
USD	43,687,644	CHF	43,000,000	Barclays Bank PLC	1/17/20	(797,684)

See Notes to Financial Statements.

94	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	119,894,818	CNY	854,910,000	Barclays Bank PLC	1/17/20	$(2,762,785)
USD	2,841,314	COP	9,970,598,300	Barclays Bank PLC	1/17/20	(189,846)
USD	314,503,295	EUR	283,920,000	Barclays Bank PLC	1/17/20	(4,306,280)
USD	333,215,497	JPY	35,419,807,688	Barclays Bank PLC	1/17/20	6,921,924
USD	59,065,066	PHP	2,988,840,000	Barclays Bank PLC	1/17/20	76,016
USD	151,966,583	EUR	137,503,299	BNP Paribas SA	1/17/20	(2,433,840)
USD	529,987,515	EUR	473,169,341	BNP Paribas SA	1/17/20	(1,327,349)
BRL	1,271,467,063	USD	303,570,710	Citibank N.A.	1/17/20	12,332,846
BRL	1,537,120,000	USD	367,626,519	Citibank N.A.	1/17/20	14,280,091
CAD	228,161,234	USD	172,855,967	Citibank N.A.	1/17/20	2,865,229
CAD	598,460,000	USD	453,602,153	Citibank N.A.	1/17/20	7,309,219
EUR	18,000,000	USD	19,904,292	Citibank N.A.	1/17/20	307,642
EUR	28,000,000	USD	31,338,216	Citibank N.A.	1/17/20	102,570
EUR	53,000,000	USD	59,297,195	Citibank N.A.	1/17/20	215,722
GBP	58,479,797	USD	75,884,847	Citibank N.A.	1/17/20	1,615,447
JPY	800,000,000	USD	7,393,032	Citibank N.A.	1/17/20	(23,290)
USD	108,460,003	AUD	161,375,280	Citibank N.A.	1/17/20	(4,834,309)
USD	100,627,736	CNY	719,287,056	Citibank N.A.	1/17/20	(2,571,462)
USD	8,706,048	EUR	7,800,000	Citibank N.A.	1/17/20	(52,457)
USD	11,171,500	EUR	10,000,000	Citibank N.A.	1/17/20	(57,352)
USD	17,744,720	EUR	16,000,000	Citibank N.A.	1/17/20	(221,444)
USD	20,005,920	EUR	18,000,000	Citibank N.A.	1/17/20	(206,014)
USD	258,978,157	EUR	230,754,566	Citibank N.A.	1/17/20	(132,737)
USD	330,578,491	EUR	299,570,000	Citibank N.A.	1/17/20	(5,804,238)
USD	21,376,089	GBP	17,426,610	Citibank N.A.	1/17/20	(1,718,508)
USD	78,844,918	GBP	58,479,797	Citibank N.A.	1/17/20	1,344,625
USD	25,910,839	RUB	1,670,212,683	Citibank N.A.	1/17/20	(943,029)
USD	42,893,647	RUB	2,758,061,512	Citibank N.A.	1/17/20	(1,450,777)
USD	61,651,639	RUB	4,002,239,428	Citibank N.A.	1/17/20	(2,696,818)
ZAR	728,620,000	USD	47,408,419	Citibank N.A.	1/17/20	4,497,568
EUR	18,000,000	USD	20,044,080	JPMorgan Chase & Co.	1/17/20	167,854
EUR	20,000,000	USD	22,241,900	JPMorgan Chase & Co.	1/17/20	215,805
GBP	45,000,000	USD	57,991,500	JPMorgan Chase & Co.	1/17/20	1,644,706
JPY	900,000,000	USD	8,471,067	JPMorgan Chase & Co.	1/17/20	(180,106)
TWD	52,474,000	USD	1,705,695	JPMorgan Chase & Co.	1/17/20	46,261
USD	92,240,649	CNH	657,980,221	JPMorgan Chase & Co.	1/17/20	(2,250,919)
USD	142,528,397	PHP	7,476,042,000	JPMorgan Chase & Co.	1/17/20	(5,022,030)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	95

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	39,851,494	RUB	2,566,595,613	JPMorgan Chase & Co.	1/17/20	$(1,413,967)
USD	42,664,986	RUB	2,737,748,136	JPMorgan Chase & Co.	1/17/20	(1,352,248)
Total						$32,030,197

Abbreviations used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CHF	— Swiss Franc

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2019[3]	Periodic Payments Received by the Fund†		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co. (Berkshire Hatha-way Inc., 2.750%, due 3/15/23)	$21,430,000	3/20/24	0.270%	1.000	% quarterly	$640,328	$(193,303)	$833,631

See Notes to Financial Statements.

96	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
483,220,000	6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(20,966)	$(338,993)
839,902,000	9/15/21	1.350% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(159,739)	1,555,953
4,563,676,000	6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	12,511,423	51,365,739
1,463,040,000	7/31/26	1.520% semi-annually	3-Month LIBOR quarterly	5,401,648	18,128,197
894,915,000	11/15/26	1.550% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	1,158,925	(985,594)
3,851,130,000 MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	1,545,803	8,124,846
3,847,470,000 MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	1,878,911	7,633,660
92,170,000	11/15/44	1.810% semi-annually	3-Month LIBOR quarterly	123,347	5,045,535
906,963,000	11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	(135,347)	43,738,938
12,221,800,000 JPY	5/9/46	0.641% semi-annually	6-Month JPY LIBOR semi-annually	1	(6,060,712)
25,980,000 EUR	8/23/47	1.498% annually	6-Month EURIBOR semi-annually	(28,595)	(6,637,809)
Total				$22,275,411	$121,569,760

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	241,219,004	BRL	1/2/20	BRL-CDI **	8.410	% **	$5,152	$1,902,662
Citibank N.A.	359,599,996	BRL	1/2/20	BRL-CDI **	8.410	% **	2,065	2,842,031
Citibank N.A.	374,400,000	BRL	1/2/20	BRL-CDI **	8.410	% **	1,229	2,963,035
Citibank N.A.	637,200,000	BRL	1/2/20	BRL-CDI **	8.410	% **	6,365	5,268,692

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	97

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus Bond Fund

OTC INTEREST RATE SWAPS (cont’d)
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	1,838,341,000	BRL	1/2/20	BRL-CDI**	8.410	%**	—	$14,539,541
Citibank N.A.	292,400,000	BRL	1/4/27	BRL-CDI**	7.024	%**	—	1,812,303
Citibank N.A.	346,800,000	BRL	1/4/27	BRL-CDI**	7.024	%**	$172,403	1,977,072
Citibank N.A.	370,331,000	BRL	1/4/27	BRL-CDI**	7.024	%**	214,610	2,080,711
JPMorgan Chase & Co.	240,800,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	1,546,994
Total							$401,824	$34,933,041

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]		Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.25 Index	$137,411,840		12/20/20	1.000% quarterly	$1,168,825		$869,139	$299,686
Markit CDX.NA.IG.33 Index	2,276,395,000		12/20/24	1.000% quarterly	59,017,817		42,931,127	16,086,690
Markit CDX.NA.IG.33 Index	106,010,000		12/20/29	1.000% quarterly	914,972		(672,023)	1,586,995
Total	$2,519,816,840				$61,101,614		$43,128,243	$17,973,371

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Made by the Fund†	Market Value[4]		Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.33 Index	$63,650,070		12/20/24	5.000% quarterly	$(6,131,729)		$(4,183,250)	$(1,948,479)

See Notes to Financial Statements.

98	Western Asset Core Plus Bond Fund 2019 Annual Report

Western Asset Core Plus Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	99

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $29,982,022,194)	$30,986,012,146
Investments in affiliated securities, at value (Cost — $785,260,328)	785,260,328
Foreign currency, at value (Cost — $169,357,158)	171,376,311
Cash	20,748,631
Receivable for securities sold	1,548,579,441
Interest receivable	197,248,595
Receivable from broker — variation margin on centrally cleared swap contracts	193,072,833
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $156,874,504)	159,727,814
Deposits with brokers for open futures contracts and exchange-traded options	121,462,117
Receivable for Fund shares sold	95,388,353
Unrealized appreciation on forward foreign currency contracts	75,172,925
OTC swaps, at value (net premiums paid — $208,521)	35,975,193
Deposits with brokers for OTC derivatives	5,360,000
Receivable for open OTC swap contracts	7,143
Prepaid expenses	358,343
Total Assets	34,395,750,173

Liabilities:
Payable for securities purchased	3,211,295,612
Deposits from broker for centrally cleared swaps	57,578,520
Payable for Fund shares repurchased	55,746,751
Unrealized depreciation on forward foreign currency contracts	43,142,728
Written options, at value (premiums received — $23,279,247)	13,808,436
Distributions payable	13,138,215
Payable to broker — variation margin on open futures contracts	11,624,873
Investment management fee payable	8,576,003
Service and/or distribution fees payable	702,454
Directors’ fees payable	161,279
Accrued expenses	5,753,180
Total Liabilities	3,421,528,051
Total Net Assets	$30,974,222,122

Net Assets:
Par value (Note 7)	$2,588,401
Paid-in capital in excess of par value	30,353,523,355
Total distributable earnings (loss)	618,110,366
Total Net Assets	$30,974,222,122

See Notes to Financial Statements.

100	Western Asset Core Plus Bond Fund 2019 Annual Report

Net Assets:
Class A	$1,306,112,008
Class C	$258,655,314
Class C1	$2,398,575
Class FI	$414,253,715
Class R	$298,030,663
Class I	$20,112,166,769
Class IS	$8,582,605,078

Shares Outstanding:
Class A	109,242,319
Class C	21,603,278
Class C1	200,522
Class FI	34,616,276
Class R	24,941,581
Class I	1,680,471,896
Class IS	717,324,932

Net Asset Value:
Class A (and redemption price)	$11.96
Class C*	$11.97
Class C1*	$11.96
Class FI (and redemption price)	$11.97
Class R (and redemption price)	$11.95
Class I (and redemption price)	$11.97
Class IS (and redemption price)	$11.96

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.49

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	101

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$15,967,381
Interest from unaffiliated investments	996,316,166
Interest from affiliated investments	21,308,924
Less: Foreign taxes withheld	(900,823)
Total Investment Income	1,032,691,648

Expenses:
Investment management fee (Note 2)	108,810,772
Transfer agent fees (Note 5)	22,063,550
Service and/or distribution fees (Notes 2 and 5)	7,468,105
Registration fees	1,093,236
Legal fees	926,853
Directors’ fees	830,384
Fund accounting fees	434,954
Insurance	261,499
Shareholder reports	254,782
Commitment fees (Note 9)	168,746
Audit and tax fees	95,564
Interest expense	83,504
Custody fees	67,919
Fees recaptured by investment manager (Note 2)	20,418
Miscellaneous expenses	309,123
Total Expenses	142,889,409
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(13,098,943)
Net Expenses	129,790,466
Net Investment Income	902,901,182
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	65,235,817
Futures contracts	222,878,176
Written options	210,000,595
Swap contracts	(233,667,870)
Forward foreign currency contracts	94,825,677
Foreign currency transactions	3,975,619
Net Realized Gain	363,248,014
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	1,566,109,876
Futures contracts	(96,573,946)
Written options	20,636,576
Swap contracts	244,033,895

See Notes to Financial Statements.

102	Western Asset Core Plus Bond Fund 2019 Annual Report

Forward foreign currency contracts	60,529,988
Foreign currencies	1,629,192
Change in Net Unrealized Appreciation (Depreciation)	1,796,365,581
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,159,613,595
Increase in Net Assets From Operations	$3,062,514,777

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	103

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$902,901,182	$818,661,501
Net realized gain (loss)	363,248,014	(303,534,347)
Change in net unrealized appreciation (depreciation)	1,796,365,581	(862,659,326)
Increase (Decrease) in Net Assets From Operations	3,062,514,777	(347,532,172)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,406,769,621)	(923,585,439)
Decrease in Net Assets From Distributions to Shareholders	(1,406,769,621)	(923,585,439)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,505,921,660	9,782,620,710
Reinvestment of distributions	1,210,476,720	799,750,505
Cost of shares repurchased	(5,934,073,872)	(7,870,220,490)
Increase in Net Assets From Fund Share Transactions	5,782,324,508	2,712,150,725
Increase in Net Assets	7,438,069,664	1,441,033,114

Net Assets:
Beginning of year	23,536,152,458	22,095,119,344
End of year	$30,974,222,122	$23,536,152,458

See Notes to Financial Statements.

104	Western Asset Core Plus Bond Fund 2019 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.19	$11.83	$11.42	$11.42	$11.63

Income (loss) from operations:
Net investment income	0.35	0.36	0.31	0.33	0.30
Net realized and unrealized gain (loss)	0.98	(0.60)	0.44	0.18	(0.20)
Total income (loss) from operations	1.33	(0.24)	0.75	0.51	0.10

Less distributions from:
Net investment income	(0.40)	(0.35)	(0.32)	(0.40)	(0.31)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.56)	(0.40)	(0.34)	(0.51)	(0.31)

Net asset value, end of year	$11.96	$11.19	$11.83	$11.42	$11.42
Total return[2]	11.88%	(1.86)%	6.57%	4.42%	0.76%

Net assets, end of year (millions)	$1,306	$1,032	$992	$825	$492

Ratios to average net assets:
Gross expenses	0.83%[3]	0.84%	0.85%[3]	0.82%	0.89%
Net expenses[4]	0.82 [3,5]	0.82 [5]	0.82 [3,5]	0.81 [5]	0.89
Net investment income	2.99	3.16	2.66	2.85	2.58

Portfolio turnover rate[6]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1, 2016, the expense limitation was 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	105

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.21	$11.84	$11.43	$11.44	$11.65

Income (loss) from operations:
Net investment income	0.27	0.28	0.23	0.25	0.23
Net realized and unrealized gain (loss)	0.96	(0.58)	0.43	0.16	(0.20)
Total income (loss) from operations	1.23	(0.30)	0.66	0.41	0.03

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.23)	(0.31)	(0.24)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.47)	(0.33)	(0.25)	(0.42)	(0.24)

Net asset value, end of year	$11.97	$11.21	$11.84	$11.43	$11.44
Total return[2]	11.10%	(2.53)%	5.82%	3.59%	0.22%

Net assets, end of year (millions)	$259	$199	$219	$186	$121

Ratios to average net assets:
Gross expenses	1.52%	1.52%	1.52%	1.52%	1.52%
Net expenses[3]	1.52 [4]	1.52 [4]	1.52 [4]	1.52	1.52
Net investment income	2.29	2.45	1.95	2.13	1.99

Portfolio turnover rate[5]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

106	Western Asset Core Plus Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.20	$11.83	$11.42	$11.43	$11.63

Income (loss) from operations:
Net investment income	0.32	0.31	0.27	0.29	0.27
Net realized and unrealized gain (loss)	0.96	(0.58)	0.43	0.16	(0.20)
Total income (loss) from operations	1.28	(0.27)	0.70	0.45	0.07

Less distributions from:
Net investment income	(0.36)	(0.31)	(0.27)	(0.35)	(0.27)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.52)	(0.36)	(0.29)	(0.46)	(0.27)

Net asset value, end of year	$11.96	$11.20	$11.83	$11.42	$11.43
Total return[2]	11.50%	(2.22)%	6.16%	3.92%	0.63%

Net assets, end of year (000s)	$2,399	$14,202	$22,192	$25,069	$27,662

Ratios to average net assets:
Gross expenses	1.20%	1.19%	1.21%	1.21%	1.20%
Net expenses[3]	1.20 [4]	1.19 [4]	1.21 [4]	1.21	1.20
Net investment income	2.76	2.75	2.27	2.46	2.29

Portfolio turnover rate[5]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	107

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.20	$11.84	$11.43	$11.44	$11.64

Income (loss) from operations:
Net investment income	0.35	0.36	0.31	0.34	0.31
Net realized and unrealized gain (loss)	0.98	(0.60)	0.44	0.15	(0.19)
Total income (loss) from operations	1.33	(0.24)	0.75	0.49	0.12

Less distributions from:
Net investment income	(0.40)	(0.35)	(0.32)	(0.39)	(0.32)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.56)	(0.40)	(0.34)	(0.50)	(0.32)

Net asset value, end of year	$11.97	$11.20	$11.84	$11.43	$11.44
Total return[2]	11.87%	(1.87)%	6.65%	4.21%	0.99%

Net assets, end of year (millions)	$414	$359	$444	$406	$1,542

Ratios to average net assets:
Gross expenses	0.82%	0.83%	0.83%	0.83%	0.84%
Net expenses[3]	0.82 [4]	0.83 [4]	0.83 [4]	0.83	0.84
Net investment income	3.00	3.13	2.65	2.88	2.64

Portfolio turnover rate[5]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

108	Western Asset Core Plus Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.19	$11.82	$11.41	$11.41	$11.62

Income (loss) from operations:
Net investment income	0.32	0.32	0.28	0.29	0.28
Net realized and unrealized gain (loss)	0.96	(0.58)	0.43	0.18	(0.21)
Total income (loss) from operations	1.28	(0.26)	0.71	0.47	0.07

Less distributions from:
Net investment income	(0.36)	(0.32)	(0.28)	(0.36)	(0.28)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.52)	(0.37)	(0.30)	(0.47)	(0.28)

Net asset value, end of year	$11.95	$11.19	$11.82	$11.41	$11.41
Total return[2]	11.56%	(2.16)%	6.25%	4.11%	0.62%

Net assets, end of year (millions)	$298	$245	$215	$130	$53

Ratios to average net assets:
Gross expenses	1.12%	1.12%	1.13%	1.12%	1.14%[3]
Net expenses[4]	1.12 [5]	1.12	1.13 [5]	1.12	1.14 [3]
Net investment income	2.69	2.87	2.35	2.53	2.42

Portfolio turnover rate[6]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2019 Annual Report	109

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.20	$11.84	$11.43	$11.43	$11.64

Income (loss) from operations:
Net investment income	0.40	0.40	0.35	0.38	0.35
Net realized and unrealized gain (loss)	0.97	(0.59)	0.44	0.17	(0.20)
Total income (loss) from operations	1.37	(0.19)	0.79	0.55	0.15

Less distributions from:
Net investment income	(0.44)	(0.40)	(0.36)	(0.44)	(0.36)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.60)	(0.45)	(0.38)	(0.55)	(0.36)

Net asset value, end of year	$11.97	$11.20	$11.84	$11.43	$11.43
Total return[2]	12.29%	(1.49)%	6.96%	4.79%	1.29%

Net assets, end of year (millions)	$20,112	$15,351	$14,721	$12,191	$9,649

Ratios to average net assets:
Gross expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net expenses[3,4]	0.45	0.45	0.45	0.45	0.45
Net investment income	3.36	3.53	3.03	3.21	3.05

Portfolio turnover rate[5]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

110	Western Asset Core Plus Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.20	$11.83	$11.42	$11.43	$11.64

Income (loss) from operations:
Net investment income	0.40	0.40	0.36	0.38	0.36
Net realized and unrealized gain (loss)	0.96	(0.58)	0.43	0.16	(0.21)
Total income (loss) from operations	1.36	(0.18)	0.79	0.54	0.15

Less distributions from:
Net investment income	(0.44)	(0.40)	(0.36)	(0.44)	(0.36)
Net realized gains	(0.16)	(0.05)	(0.02)	(0.11)	—
Total distributions	(0.60)	(0.45)	(0.38)	(0.55)	(0.36)

Net asset value, end of year	$11.96	$11.20	$11.83	$11.42	$11.43
Total return[2]	12.33%	(1.47)%	6.99%	4.73%	1.32%

Net assets, end of year (millions)	$8,583	$6,336	$5,482	$3,955	$3,330

Ratios to average net assets:
Gross expenses	0.42%	0.42%	0.43%	0.42%	0.42%[3]
Net expenses[4]	0.42 [5]	0.42	0.43	0.42	0.42 [3]
Net investment income	3.39	3.57	3.05	3.24	3.07

Portfolio turnover rate[6]	122%	105%	94%	97%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189%, 274%, 264%, 201% and 244% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

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Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

112	Western Asset Core Plus Bond Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$9,588,146,193	—		$9,588,146,193
Corporate Bonds & Notes:
Financials	—	2,953,842,244	$0	*	2,953,842,244
Other Corporate Bonds & Notes	—	5,334,054,408	—		5,334,054,408
U.S. Government & Agency Obligations	—	4,651,255,534	—		4,651,255,534
Collateralized Mortgage Obligations	—	2,736,536,292	—		2,736,536,292
Sovereign Bonds	—	2,468,678,180	—		2,468,678,180
Senior Loans:
Communication Services	—	226,327,143	4,054,451		230,381,594
Financials	—	183,703,212	53,384,209		237,087,421
Other Senior Loans	—	937,818,013	—		937,818,013
Asset-Backed Securities	—	985,761,491	—		985,761,491
U.S. Treasury Inflation Protected Securities	—	653,225,760	—		653,225,760
Non-U.S. Treasury Inflation Protected Securities	—	89,066,524	—		89,066,524
Purchased Options	$6,476,414	—	—		6,476,414
Total Long-Term Investments	6,476,414	30,808,414,994	57,438,660		30,872,330,068
Short-Term Investments†:
Commercial Paper	—	113,682,078	—		113,682,078
Money Market Funds	785,260,328	—	—		785,260,328
Total Short-Term Investments	785,260,328	113,682,078	—		898,942,406
Total Investments	$791,736,742	$30,922,097,072	$57,438,660		$31,771,272,474

114	Western Asset Core Plus Bond Fund 2019 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$139,049,570	—	—	$139,049,570
Forward Foreign Currency Contracts	—	$75,172,925	—	75,172,925
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	640,328	—	640,328
Centrally Cleared Interest Rate Swaps	—	135,592,868	—	135,592,868
OTC Interest Rate Swaps‡	—	35,334,865	—	35,334,865
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	17,973,371	—	17,973,371
Total Other Financial Instruments	$139,049,570	$264,714,357	—	$403,763,927
Total	$930,786,312	$31,186,811,429	$57,438,660	$32,175,036,401

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$13,488,715	—	—	$13,488,715
OTC Written Options‡	—	$319,721	—	319,721
Futures Contracts	149,639,651	—	—	149,639,651
Forward Foreign Currency Contracts	—	43,142,728	—	43,142,728
Centrally Cleared Interest Rate Swaps	—	14,023,108	—	14,023,108
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	1,948,479	—	1,948,479
Total	$163,128,366	$59,434,036	—	$222,562,402

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the

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Notes to financial statements (cont’d)

option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call

116	Western Asset Core Plus Bond Fund 2019 Annual Report

options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a

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Notes to financial statements (cont’d)

bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the total notional value of all credit default swaps to sell protection was $2,541,246,840. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

118	Western Asset Core Plus Bond Fund 2019 Annual Report

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

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Notes to financial statements (cont’d)

agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

120	Western Asset Core Plus Bond Fund 2019 Annual Report

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

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Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2019, the Fund held non-cash collateral for TBA securities from Bank of America N.A. in the amount of $617,472.

(n) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

122	Western Asset Core Plus Bond Fund 2019 Annual Report

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

Western Asset Core Plus Bond Fund 2019 Annual Report	123

Notes to financial statements (cont’d)

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

124	Western Asset Core Plus Bond Fund 2019 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $43,462,449. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $5,360,000, which could be used to reduce the required payment.

At December 31, 2019, the Fund held collateral from Barclays Bank PLC and Citibank N.A. in the amounts of $6,227,905 and $53,499,625, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Core Plus Bond Fund 2019 Annual Report	125

Notes to financial statements (cont’d)

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management

126	Western Asset Core Plus Bond Fund 2019 Annual Report

Company Ltd in Japan (“Western Asset Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan monthly all of the management fee that it receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses did not exceed 0.82%, 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, LMPFA has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $13,098,943, which included an affiliated money market waiver of $51,902.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I
Expires December 31, 2020	$171,998	$10,730,006
Expires December 31, 2021	126,247	12,920,735
Total fee waivers/expense reimbursements subject to recapture	$298,245	$23,650,741

Western Asset Core Plus Bond Fund 2019 Annual Report	127

Notes to financial statements (cont’d)

For the year ended December 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class A
LMPFA recaptured	$20,418

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$189,403	—
CDSCs	7,792	$21,938

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,985,907,865	$54,206,610,030
Sales	1,255,181,462	50,705,353,786

128	Western Asset Core Plus Bond Fund 2019 Annual Report

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$30,806,584,909	$1,357,406,173	$(392,718,608)	$964,687,565
Swap contracts	61,428,925	189,332,911	(15,971,587)	173,361,324
Written options	(23,279,247)	10,084,050	(613,239)	9,470,811
Futures contracts	—	139,049,570	(149,639,651)	(10,590,081)
Forward foreign currency contracts	—	75,172,925	(43,142,728)	32,030,197

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

	ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$3,268,591	$3,207,823	—	$6,476,414
Futures contracts[3]	110,374,127	28,675,443	—	139,049,570
OTC swap contracts[4]	35,334,865	—	$640,328	35,975,193
Centrally cleared swap contracts[5]	135,592,868	—	17,973,371	153,566,239
Forward foreign currency contracts	—	75,172,925	—	75,172,925
Total	$284,570,451	$107,056,191	$18,613,699	$410,240,341

	LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$13,663,186	$145,250	—	$13,808,436
Futures contracts[3]	149,424,201	215,450	—	149,639,651
Centrally cleared swap contracts[5]	14,023,108	—	$1,948,479	15,971,587
Forward foreign currency contracts	—	43,142,728	—	43,142,728
Total	$177,110,495	$43,503,428	$1,948,479	$222,562,402

Western Asset Core Plus Bond Fund 2019 Annual Report	129

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(80,070,481)	$(81,080,685)	$(1,384,290)	$(162,535,456)
Written options	180,896,034	27,675,412	1,429,149	210,000,595
Futures contracts	227,032,611	(4,154,435)	—	222,878,176
Swap contracts	(334,608,500)	—	100,940,630	(233,667,870)
Forward foreign currency contracts	—	94,825,677	—	94,825,677
Total	$(6,750,336)	$37,265,969	$100,985,489	$131,501,122

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(46,535)	$263,990	$(50,411)	$167,044
Written options	21,208,309	(374,825)	(196,908)	20,636,576
Futures contracts	(115,614,504)	19,040,558	—	(96,573,946)
Swap contracts	200,747,634	—	43,286,261	244,033,895
Forward foreign currency contracts	—	60,529,988	—	60,529,988
Total	$106,294,904	$79,459,711	$43,038,942	$228,793,557

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

130	Western Asset Core Plus Bond Fund 2019 Annual Report

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$31,654,720
Written options	26,907,254
Futures contracts (to buy)	30,045,455,767
Futures contracts (to sell)	14,328,101,524
Forward foreign currency contracts (to buy)	3,043,803,970
Forward foreign currency contracts (to sell)	3,111,767,930

Average Notional Balance
Interest rate swap contracts	$13,045,095,883
Credit default swap contracts (to buy protection)	28,138,159
Credit default swap contracts (to sell protection)	3,795,689,470

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$28,227,340	$(8,449,834)	$19,777,506	$(6,227,905)	$13,549,601
BNP Paribas SA	—	(3,761,189)	(3,761,189)	—	(3,761,189)
Citibank N.A.	78,658,830	(21,032,156)	57,626,674	(53,499,625)	4,127,049
JPMorgan Chase & Co.	4,261,948	(10,219,270)	(5,957,322)	5,360,000	(597,322)
Total	$111,148,118	$(43,462,449)	$67,685,669	$(54,367,530)	$13,318,139

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not off- set in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Core Plus Bond Fund 2019 Annual Report	131

Notes to financial statements (cont’d)

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$2,916,139	†	$1,880,019
Class C	2,199,587		220,578
Class C1	47,672		5,730
Class FI	964,174	†	588,626
Class R	1,340,533		543,238
Class I	—		18,603,575
Class IS	—		221,784
Total	$7,468,105		$22,063,550

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2019, the service and/or distribution fees reimbursed amounted to $48 and $11 for Class A and Class FI shares, respectively.

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$128,480
Class C	431
Class C1	4
Class FI	714
Class R	498
Class I	12,954,395
Class IS	14,421
Total	$13,098,943

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$39,412,119	$32,594,313
Class C	5,904,880	5,278,842
Class C1	199,655	486,386
Class FI	13,015,091	13,233,645
Class R	8,246,936	6,556,069
Class I	660,338,432	543,699,756
Class IS	281,885,118	212,788,415
Total	$1,009,002,231	$814,637,426

132	Western Asset Core Plus Bond Fund 2019 Annual Report

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Realized Gains:
Class A	$16,729,016	$4,960,005
Class C	3,322,853	1,028,494
Class C1	30,745	84,696
Class FI	5,366,993	2,034,129
Class R	3,825,534	1,064,801
Class I	258,078,782	72,533,084
Class IS	110,413,467	27,242,804
Total	$397,767,390	$108,948,013

7. Capital shares

At December 31, 2019, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	42,509,003	$501,078,901	38,615,336	$439,567,825
Shares issued on reinvestment	3,488,973	41,355,316	2,457,480	27,772,857
Shares repurchased	(28,928,879)	(340,346,653)	(32,773,031)	(370,658,684)
Net increase	17,069,097	$202,087,564	8,299,785	$96,681,998

Class C
Shares sold	7,798,003	$92,634,939	5,085,468	$58,147,327
Shares issued on reinvestment	570,002	6,759,873	425,468	4,816,139
Shares repurchased	(4,484,725)	(52,712,394)	(6,253,809)	(70,658,444)
Net increase (decrease)	3,883,280	$46,682,418	(742,873)	$(7,694,978)

Class C1
Shares sold	9,258	$107,636	80,212	$897,928
Shares issued on reinvestment	18,532	216,783	49,222	557,714
Shares repurchased	(1,095,444)	(12,768,646)	(737,049)	(8,338,247)
Net decrease	(1,067,654)	$(12,444,227)	(607,615)	$(6,882,605)

Class FI
Shares sold	10,879,094	$128,595,810	11,413,961	$130,365,716
Shares issued on reinvestment	1,537,877	18,241,836	1,337,820	15,149,672
Shares repurchased	(9,869,868)	(116,073,021)	(18,219,797)	(205,651,254)
Net increase (decrease)	2,547,103	$30,764,625	(5,468,016)	$(60,135,866)

Western Asset Core Plus Bond Fund 2019 Annual Report	133

Notes to financial statements (cont’d)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class R
Shares sold	5,191,328	$61,308,693	6,575,693	$74,707,665
Shares issued on reinvestment	995,326	11,792,193	637,538	7,196,264
Shares repurchased	(3,119,217)	(36,534,266)	(3,528,335)	(39,898,014)
Net increase	3,067,437	$36,566,620	3,684,896	$42,005,915

Class I
Shares sold	599,991,203	$7,086,291,007	592,864,725	$6,740,991,507
Shares issued on reinvestment	66,813,400	792,672,273	46,980,763	531,525,916
Shares repurchased	(356,367,721)	(4,193,988,257)	(513,386,605)	(5,797,832,906)
Net increase	310,436,882	$3,684,975,023	126,458,883	$1,474,684,517

Class IS
Shares sold	223,356,625	$2,635,904,674	205,891,595	$2,337,942,742
Shares issued on reinvestment	28,612,078	339,438,446	18,814,668	212,731,943
Shares repurchased	(100,316,970)	(1,181,650,635)	(122,278,177)	(1,377,182,941)
Net increase	151,651,733	$1,793,692,485	102,428,086	$1,173,491,744

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion

134	Western Asset Core Plus Bond Fund 2019 Annual Report

of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$845,554,311	$9,346,969,022	9,346,969,022	$10,192,523,333	10,192,523,333
Western Asset Premier Institutional Government Reserves, Premium Shares	—	1,977,330,180	1,977,330,180	1,192,069,852	1,192,069,852
	$845,554,311	$11,324,299,202		$11,384,593,185

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$19,806,135	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	1,502,789	—	$785,260,328
	—	$21,308,924	—	$785,260,328

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For

Western Asset Core Plus Bond Fund 2019 Annual Report	135

Notes to financial statements (cont’d)

the year ended December 31, 2019, the Fund incurred a commitment fee in the amount of $168,746. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$1,285,614,475	$834,658,093
Net long-term capital gains	121,155,146	88,927,346
Total distributions paid	$1,406,769,621	$923,585,439

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Other book/tax temporary differences(a)	$(555,964,319)
Unrealized appreciation (depreciation)(b)	1,174,074,685
Total distributable earnings (loss) — net	$618,110,366

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options, foreign currency and swap contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of investments in partnerships.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

12. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The

136	Western Asset Core Plus Bond Fund 2019 Annual Report

transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

Western Asset Core Plus Bond Fund 2019 Annual Report	137

Report of independent registered public

accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 24, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

138	Western Asset Core Plus Bond Fund 2019 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Asset Japan,” and together with Western Asset Singapore and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, 2019 and October 29, 2019. At a meeting held on November 18, 2019, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that

Western Asset Core Plus Bond Fund	139

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five-and ten-year periods ended June 30, 2019. In that connection, the Directors noted that the performance of the Fund exceeded its peer group’s average performance for all such periods. The Directors also noted that the Fund’s performance exceeded that of its benchmark for all such periods. The Directors considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the combined advisory and administration fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was lower than the management fees paid by certain other clients of the Subadvisers for accounts with similar investment strategies and higher than others, and that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were relatively higher as compared with the accounts that had lower fees. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

140	Western Asset Core Plus Bond Fund

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Sub-advisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Subadvisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Sub-advisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Plus Bond Fund	141

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Directors of the Corporation. Shareholders of the Fund and each other series of the Corporation voted together as a single class to elect the Board.

Shareholders of the Corporation voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Directors:

Director	For	Withheld
Robert Abeles, Jr.	2,791,652,617	30,297,354
Jane F. Dasher	2,792,912,395	29,037,576
Anita L. DeFrantz	2,792,511,958	29,438,013
Avedick B. Poladian	2,792,320,211	29,629,760
Susan B. Kerley	2,788,394,406	33,555,565
William E.B. Siart	2,791,341,381	30,608,590
Jaynie Miller Studenmund	2,792,832,592	29,117,379
Ronald L. Olson	2,782,642,169	39,307,802
Peter J. Taylor	2,792,774,253	29,175,718
Jane E. Trust	2,783,998,172	37,951,799

The above Directors have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

142	Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset Core Plus Bond Fund	143

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

144	Western Asset Core Plus Bond Fund

Independent Directors†† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Core Plus Bond Fund	145

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Director[3]	142
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

146	Western Asset Core Plus Bond Fund

Additional Officers (cont’d)

Susan Kerr
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey
Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Core Plus Bond Fund	147

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci*

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

148	Western Asset Core Plus Bond Fund

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Core Plus Bond Fund	149

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	Daily	12/17/2019
Payable date:	January 2019 through December 2019	12/18/2019
Interest from Federal Obligations	7.25%	7.25%
Long-Term Capital Gain Dividend	—	$0.047820

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders

The following ordinary income distributions paid monthly by the Fund represent Interest-related Dividends and Qualified Short-Term Capital Gain dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily	12/17/2019
Payable date:	1/31/2019	February 2019 through December 2019	12/18/2019
Interest-related Dividends	60.00%	50.00%	—
Qualified Short-Term Capital Gain Dividend	—	—	$0.109150

150	Western Asset Core Plus Bond Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset

Core Plus Bond Fund

Directors*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company

Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/20 SR20-3822

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $383,790 in December 31, 2018 and in $203,233 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,000 in December 31, 2018 and $0 in December 31, 2019, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee December implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes December impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services December not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr. * Jane F. Dasher * Anita L. DeFrantz * Susan B. Kerley * Ronald L. Olson * Avedick B. Poladian * William E.B. Siart * Jaynie M. Studenmund * Peter J. Taylor *

*   During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: March 2, 2020